                                                                   EXHIBIT 99.1


DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04

                         UNITED STATES BANKRUPTCY COURT
                       NORTHERN DISTRICT OF WEST VIRGINIA

                                                                   FORM: MOR-FB

IN RE: WEIRTON STEEL CORPORATION                                     CHAPTER 11

                                                      CASE NUMBER 5:03-BK-01802

DEBTOR(S) IN POSSESSION


MONTHLY OPERATING REPORT
CALENDAR PERIOD JANUARY 1, 2004 TO JANUARY 31, 2004
                ---------------    ----------------


FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS:  Cash               Accrual      X
                           -----------           ------

2. PREPARER:
                  Robert C. Fletcher
                  Controller
                  Weirton Steel Corporation
                  400 Three Springs Drive
                  Weirton, WV 26062-4997

3. NUMBER OF EMPLOYEES paid during the period:      3,031
                                               --------------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?
         Yes       No  X .  If yes, explain
             ---      ---                   ----------------------------------

5. Are all BUSINESS LICENSES current?  Yes  X .  No      Not Applicable
                                           ---      ---                 -------

6. PRE-PETITION ACCOUNTS RECEIVABLE:
                  Collected this Period  $ 537,179.26
                                         ------------
                  Ending Balance    $ 2,804,358.72
                                    --------------

                  NOTE:
                  The balances presented will not agree to the financial statements presented on Form MOR-BS due to the basis of presentation requested in this report.

7. POST-PETITION ACCOUNTS RECEIVABLE:
         0-30 Days: $ 21,578,684.83         31-60 Days: $ 2,040,458.64
                    ---------------                     --------------
         Over 60 Days: $ 4,847,925.65 *.
                       --------------

         NOTE:
         The balances presented will not agree to the financial statements presented on Form MOR-BS due to the basis of presentation requested in this report. The Company does not consider aged accounts receivable balances to be inconsistent with its historical trend.

         If there are any post-petition Accounts Receivable over 60 days, provide schedule AR giving a listing of such accounts and explain the delinquencies.
                  * See FORM MOR AR-1for listing and explanation.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04



8. POST-PETITION ACCOUNTS PAYABLE:
         0-30 Days: $ 20,075,794.03           31-60 Days: $ 3,202,788.98 *
                    ---------------                       --------------
         Over 60 Days: $ 1,200,573.20 *.
                       --------------

                  * See FORM MOR-AP for listing and explanation

    If there are any post-petition Accounts payable over 30 days, provide schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES: Are all post petition taxes being paid to the proper taxing authorities when due? Yes No X . During September of 2003, we negotiated with the local taxing authorities and agreed to pay local property taxes in January to April of 2004. See FORM MOR-BT-1 for additional details related to this matter.

10. ESCROW ACCOUNTS: Are you utilizing your tax account for deposits and payment of payroll and sales taxes?
        Yes       No  X.  If no, explain:
            ---      ---

    We make payments directly to the taxing authorities via ACH transfers from our operating bank account.

11. Are all BOOKS AND RECORDS of the debtor being maintained monthly and are all current
         Yes  X.  No     Explain:
             ---     ---         -------------------

12. INSURANCE EXPIRATION STATEMENT - Policy expiration dates are:
         See EXHIBIT MOR FB-12-A.

13. ACTIONS OF THE DEBTOR.  During the last month did the Debtor:

    (A) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
         Yes      No  X .  Explain:
             ---     ---            -------------------

    (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtor?
         Yes  X.  No     Explain:
             ---     ---         -------------------

14. TRANSFER OR SALE OF PROPERTY. Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein.
         Yes      No  X .  Explain:
             ---     ---            -------------------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04



15. PAYMENTS TO SECURED CREDITORS during the Reporting Period:

-------------------------------------------------------------------------------------------------------------------------
          CREDITOR             FREQUENCY OF PAYMENTS     AMOUNT OF EACH       NEXT PAYMENT DUE         POST-PETITION
                                    PER CONTRACT       SCHEDULED PAYMENT                             PAYMENTS NOT MADE
-------------------------------------------------------------------------------------------------------------------------
 Fleet Capital Corporation -        Daily sweep          $1,173,653.84             daily              No Payment Due
DIP Revolving Credit Facility
-------------------------------------------------------------------------------------------------------------------------
 Fleet Capital Corporation -           varies               $714,479            January 2004          No Payment Due
       DIP Facility -
    Interest/fee/expenses
-------------------------------------------------------------------------------------------------------------------------
    Manchester Securities             Monthly               $374,653            January 2004          No Payment Due
         Corporation
-------------------------------------------------------------------------------------------------------------------------
  JP Morgan Trust Company -          Quarterly              $295,606           April 1, 2004          No Payment Due
  10% Senior Secured Notes
-------------------------------------------------------------------------------------------------------------------------
JP Morgan Trust Company - 9%         Quarterly              $68,295            April 1, 2004          No Payment Due
Secured Series 2002 PC Bonds
-------------------------------------------------------------------------------------------------------------------------
   MABCO Steam Company LLC           Quarterly             1,242,566           March 31, 2004         No Payment Due
-------------------------------------------------------------------------------------------------------------------------
   Steel Workers Community           Quarterly             83,548.60           March 31, 2004         No Payment Due
    Federal Credit Union
-------------------------------------------------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.), during the Reporting Period:

-------------------------------------------------------------------------------------------------------------------------
          PROFESSIONAL                        SERVICE                        AMOUNT                 DATE OF COURT ORDER
                                                                                                    AUTHORIZING PAYMENT
-------------------------------------------------------------------------------------------------------------------------
  Houlihan Lokey Howard & Zukin          Investment Bankers                $140,349.93                January 6, 2004
-------------------------------------------------------------------------------------------------------------------------
              KPMG                            Auditors                     $43,793.00                January 22, 2004
-------------------------------------------------------------------------------------------------------------------------
   Kirkpatrick & Lockhart, LLP            Special Counsel                  $99,761.04                January 20, 2004
-------------------------------------------------------------------------------------------------------------------------
     Campbell & Levine, LLC             Unsecured creditors                $12,262.63                January 20, 2004
                                           Local counsel
-------------------------------------------------------------------------------------------------------------------------
         Blank Rome LLP             Unsecured creditors counsel            $100,877.51               January 20, 2004
                                           Legal Services
-------------------------------------------------------------------------------------------------------------------------
          Klett Rooney                    Retirees Counsel                 $34,161.08                January 12, 2004
-------------------------------------------------------------------------------------------------------------------------
       CIBC World Markets               Unsecured creditors                $122,329.44               January 20, 2004
                                        Investment Advisors
-------------------------------------------------------------------------------------------------------------------------
Procurement Specialty Group, Inc.     Procurement consultants              $128,845.40               January 22, 2004
-------------------------------------------------------------------------------------------------------------------------
    Spilman, Thomas & Battle              Special counsel                  $52,604.55                January 20, 2004
                                                                           $67,086.58
-------------------------------------------------------------------------------------------------------------------------
  Pietragallo, Bosick & Gordon              ISU Counsel                    $73,925.21                January 20, 2004
-------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting     Human Resource Consultants            $15,636.05                January 12, 2004
-------------------------------------------------------------------------------------------------------------------------
     Pascarella & Wiker LLP               Retirees Counsel                 $13,464.39                January 12, 2004
-------------------------------------------------------------------------------------------------------------------------
  Bailey, Riley, Buch & Harman      Bankruptcy co-counsel Legal             $5,920.04                January 21, 2004
                                            Services
-------------------------------------------------------------------------------------------------------------------------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04



17. QUARTERLY U.S. TRUSTEE FEES paid during the Reporting Period:  $ 0  .
                                                                   -----

18. VERIFICATION:

         I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

         Dated: February 17, 2004               Debtor-In-Possession

         Robert C. Fletcher                     By: /s/ Robert C. Fletcher
         Controller
         Weirton Steel Corporation
         400 Three Springs Drive
         Weirton, WV  26062-4997                Phone: (304) 797-2762
                                                      ---------------


-------------------------------
Debtor's Attorney
Mark E. Freedlander
625 Liberty Avenue
Pittsburgh, PA  15222-3142

Phone    (412) 667-6000
Fax      (412) 667-6050
-------------------------------

--------------------------------------
U.S. Trustee Attorney
Debra A. Wertman
Suite 2025 United States Courthouse
300 Virginia St. East
Charleston, WV  25301

Phone    (304) 347-3400
Fax      (304) 347-3402
--------------------------------------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04




UNITED STATES BANKRUPTCY COURT                                    FORM: MOR-BS

WEIRTON STEEL CORPORATION
UNAUDITED CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share data)

                                                                JANUARY 31,
                                                                    2004
                                                                -----------
ASSETS:
Current assets:
   Cash and equivalents, including restricted cash of $214      $        230
   Receivables, less allowances of  $6,269                           121,912
   Inventories, net                                                  126,974
   Other current assets                                               10,273
                                                                ------------
          Total current assets                                       259,389
Property, plant and equipment, net                                   313,907
Other assets and deferred charges                                      8,821
                                                                ------------
TOTAL ASSETS                                                    $    582,117
                                                                ============

LIABILITIES:
Current liabilities:
   Debtor-in-possession facility                                $    139,188
   Current portion of notes and bonds payable                          1,950
   Payables                                                           24,479
   Accrued employee costs and benefits                                28,045
   Accrued taxes other than income taxes                              11,111
   Other current liabilities                                           4,044
                                                                ------------
          Total current liabilities                                  208,817
Notes and bonds payable                                               53,106
Other long term liabilities                                            1,721

LIABILITIES SUBJECT TO COMPROMISE                                  1,587,728

REDEEMABLE STOCK                                                      19,032

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock, $0.01 par value; 50,000,000 shares
   authorized; 44,048,492 shares issued                                  441
Additional paid-in capital                                           458,199
Accumulated deficit                                               (1,736,667)
Less: Common treasury stock, at cost, 1,971,180 shares               (10,260)
Accumulated other comprehensive loss                                       -
                                                                ------------
   TOTAL STOCKHOLDERS' DEFICIT                                    (1,288,287)
                                                                ------------
TOTAL LIABILITIES, REDEEMABLE STOCK
AND STOCKHOLDERS' DEFICIT                                       $    582,117
                                                                ============

See accompanying notes to the January 31, 2004 financial statements.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04



UNITED STATES BANKRUPTCY COURT                                    FORM: MOR BAI


WEIRTON STEEL CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands)

                                                                        FOR THE MONTH
                                                                            ENDED
                                                                         JANUARY 31,
                                                                            2004
                                                                        -------------
NET SALES                                                                 $  97,925

OPERATING COSTS:
   Cost of sales                                                             95,420
   Selling, general and administrative expenses                               1,301
   Depreciation                                                               4,204
                                                                         ----------
          Total operating costs                                             100,925
                                                                         ----------

 LOSS FROM OPERATIONS                                                        (3,000)

   Reorganization items                                                      (1,180)

   Other income                                                                 892
   Income from unconsolidated subsidiaries                                      208
   Interest expense                                                          (1,630)
                                                                         ----------

LOSS BEFORE INCOME TAXES                                                     (4,710)
   Income tax (benefit) expense                                                   -
                                                                         ----------

NET LOSS                                                                 $   (4,710)
                                                                         ==========

See accompanying notes to the January 31, 2004 financial statements.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04




UNITED STATES BANKRUPTCY COURT                                    FORM: MOR-CR1
                                                                  FORM: MOR-CR2

WEIRTON STEEL CORPORATION
UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS
(Dollars in thousands)

                                                                    FOR THE MONTH
                                                                        ENDED
                                                                     JANUARY 31,
                                                                         2004
                                                                     -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                          (4,710)
     Adjustments to reconcile net loss to net cash used
         by operating activities:
    Depreciation                                                         4,204
    Income from unconsolidated subsidiaries                              (208)
    Amortization of financing costs                                        171
    Gain on early extinguishment of debt                                     -
    Cash provided(used) by working capital items:
          Receivables                                                  (3,057)
          Inventories                                                   11,761
          Other current assets                                           1,200
          Payables                                                       (413)
          Accrued employee costs and benefits                          (1,326)
          Other current liabilities                                    (2,070)
Accrued pension obligation                                                   -
Other postretirement benefits                                                -
Other                                                                  (2,662)
                                                                      ---------
NET CASH USED BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS        2,890
Reorganization items                                                      (555)
                                                                      ---------
NET CASH USED BY OPERATING ACTIVITIES                                    2,335

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital spending                                                       (32)
                                                                      ---------
NET CASH USED BY INVESTING ACTIVITIES                                     (32)
                                                                      ---------

CASH FLOW FROM FINANCING ACTIVITIES:
    Net borrowings on debtor-in-possession credit facility             (1,899)
    Net borrowings (payments) on senior credit facility                      -
    Repayment of debt obligations                                        (404)
    Reissuance of treasury stock                                             -
    Proceeds from debtor-in-possession term loan                             -
    Deferred financing costs                                                 -
                                                                      ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                              (2,303)
                                                                      ---------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                      -
CASH AND EQUIVALENTS AT BEGINNING OF PERIOD                                230
                                                                      ---------
CASH AND EQUIVALENTS AT END OF PERIOD                                      230
                                                                      =========

See accompanying notes to the January 31, 2004 financial statements.


See Cash Reconciliations EXHIBIT MOR CR-1-A
                                 ----------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04



                        NOTES TO THE FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1

BASIS OF PRESENTATION

         On May 19, 2003, Weirton Steel Corporation (the "Company" or "Debtor") filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of West Virginia (the "Court"). Weirton continues to manage its business as a debtor-in-possession. As a debtor-in-possession, management is authorized to operate the business, but may not engage in transactions outside the ordinary course of business without Court approval. Subsequent to the filing of the Chapter 11 petition, Weirton obtained several Court orders that authorized the Company to pay certain pre-petition liabilities (such as employee wages and benefits and certain of senior secured indebtedness) and take certain actions to preserve the going concern value of the business, thereby enhancing the prospects of reorganization.

         The consolidated financial statements presented herein are unaudited. The consolidated financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and payment of liabilities. Under bankruptcy law, actions by creditors to collect pre-petition indebtedness owed by the Company are stayed and other pre-petition contractual obligations may not be enforced against the Company. As a result of the chapter 11 filing, there is no assurance that the carrying amounts of assets will be realized or that liabilities will be settled for amounts recorded. A chapter 11 plan will likely change the amounts reported in the financial statements and cause a material change in the carrying amount of assets and liabilities. These financial statements have been prepared in accordance with the AICPA's Statement of Position 90-7 Financial Reporting by Entities in Reorganization Under the Bankruptcy Code (SOP 90-7). SOP 90-7 requires segregating liabilities incurred prior to May 19, 2003 (pre-petition) that are subject to compromise and identifying all transactions and events that are directly associated with the reorganization of the Company. Also, in accordance with SOP 90-7, pre-petition interest is no longer being accrued on any unsecured or undersecured debt.

    Due to material uncertainties, it is not possible to predict the length of time the Weirton will operate under chapter 11 protection, the outcome of the proceedings in general, the effect of the proceedings on the Company's business or the recovery by creditors of the Company and equity holders of Weirton.



NOTE 2

FINANCING ARRANGEMENTS

         The Company has obtained a debtor-in-possession financing facility (the "DIP Facility") structured to provide us with up to $225.0 million of financing during the course of our bankruptcy case. The DIP Facility consists of a term loan of $25.0 million and a revolving loan facility of up to $200.0 million whose borrowing base is determined by our levels of accounts receivable and inventory in a manner substantially similar to the Senior Credit Facility. The DIP Facility also includes a letter of credit subfacility of up $5.0 million

         The DIP Facility revolving loan lenders consist of Fleet Capital Corporation, Foothill Capital Corporation, The CIT Group/Business Credit, Inc., GMAC Commercial Finance LLC and Transamerica Business Capital Corporation, all of whom were lenders to Weirton under the Senior Credit Facility, and the DIP Facility term loan lender is Manchester Securities Corporation. Fleet Capital Corporation acts as Agent for the DIP Facility lenders. The DIP Facility is collateralized by a senior lien on our inventories, accounts receivable, property, plant and equipment and substantially all our other tangible and intangible assets. Priority in the plant, property and equipment collateral goes first to the term loan lender and in all other collateral to the revolving loan lenders.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04

                        NOTES TO THE FINANCIAL STATEMENTS
                                   (UNAUDITED)


         In the absence of default, we are required to pay interest on outstanding amounts under the revolving portion of the DIP Facility at our option of either (1) the prime rate announced from time to time by Fleet Bank, plus 2.25 % or (2) LIBOR, plus 3.75%. The non-default interest rate applicable to the term portion is 14.5% per annum. Default rates of interest on revolving loans and the term loan under the DIP Facility are increased by 2.0% and 3.0% per annum, respectively, over the non-default rates.


NOTE 3

LIABILITIES SUBJECT TO COMPROMISE

         Except for secured debt and capital lease obligations, all recorded pre-petition liabilities of the Company have been classified as liabilities subject to compromise. The Court has authorized payments of wages and certain employee benefits and certain other pre-petition obligations. Net changes in pension and other postemployment benefits since May 19, 2003 are included in liabilities subject to compromise. Liabilities subject to compromise (in millions) at January 31, 2004 were as follows:


Other postemployment benefits             $   342.3
Pension                                       825.1
Unsecured debt                                248.9
Accounts payable                               77.6
Accrued employment costs                       13.3
Other accrued liabilities                      30.3
Preferred series C & D stock                   48.4
Accrued taxes and interest                      1.8
                                          ---------
Total                                     $ 1,587.7
                                          =========



NOTE 4

REORGANIZATION COSTS

          Net costs resulting from reorganization of the businesses have been reported in the statement of earnings separately as reorganization items. For the period from January 1, 2004 to January 31, 2004, the following have been incurred (in millions):

-----------------------------------------------
                        January 1, 2004 to
                          January 31, 2004
-----------------------------------------------
Reorganization             $ 1.2 million
Expenses
-----------------------------------------------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04



NOTE 5

REPORTING PERIOD


         The reporting period presented is for the month ended January 31, 2004.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04




UNITED STATES BANKRUPTCY COURT                                     FORM: MOR-DB

CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month Ending  JANUARY 31, 2004
                       ----------------


Total Disbursements from Operating Account                    $ 85,953,594.77
                                                              ---------------

Total Disbursements from Payroll Account                      $ 10,169,307.94
                                                              ---------------

Total Disbursements from Tax Escrow Account                   $        0
                                                              ---------------

Total Disbursements from any other Account                    $  1,184,901.05
                                                              ---------------

Grand Total Disbursements                                     $ 97,307,803.76
                                                              ---------------


Note 1--Amount includes wire transfer and ACH payments to vendors, checks written and wire transfers/ACHs to government taxing authorities which are done directly rather than through an escrow account.

Note 2--Amount includes transfers to payroll and related accounts (including 401(k) from the general operating account. Payroll accounts are funded only to the extent of disbursements therefrom. Note that pension payments to beneficiaries pass through the Debtor. The Pension Plan trustee forwards the monthly pension payroll amount to the Debtor and the Debtor then funds the pension payroll account. The Debtor has excluded the pension payroll distributions.

Note 3--The Debtor pays payroll taxes directly and does not utilize an escrow account.

Note 4--The Debtor maintains a petty cash account at the Steelworks Community Federal Credit Union. There were no distributions from the account during the month ended January 31, 2004. Certain items are paid directly from the Debtor's DIP Revolving Line of Credit including monthly interest and fees on the revolving line and the term loan. The amount represents payments to vendors and creditors directly from the DIP revolving line of credit.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


UNITED STATES BANKRUPTCY COURT                                     FORM: MOR-CD

DETAIL OF CASH/CHECK DISBURSEMENTS

Bank Name: Fleet Bank
           ----------
Account Numbers: 942-912-1850 & 942-912-1746
                 ---------------------------

Description of Account: General Operating and Lockbox Accounts

         SEE EXHIBIT MOR CD-1

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04



UNITED STATES BANKRUPTCY COURT                                    FORM: MOR-CR

DETAIL OF CASH/CHECK RECEIPTS

Bank Name Fleet Bank
          ----------
Account Numbers: 942-912-1850 & 942-912-1746
                 ---------------------------

Description of Accounts: General Operating and Lockbox

         TOTAL CASH RECEIPTS FOR THE PERIOD:  $  97,430,516.40
                                              ================

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04



UNITED STATES BANKRUPTCY COURT                                     FORM: MOR-AR

SCHEDULE OF AGED ACCOUNTS RECEIVABLE

AS OF JANUARY 31, 2004

---------------------------------------------------------------------------------------------
                                 TOTAL          PAST DUE (31-60 DAYS)   PAST DUE (OVER 60
                                                                              DAYS)
---------------------------------------------------------------------------------------------
     ALL CUSTOMERS          $121,912,048.56         $2,040,458.64         $7,632,316.86
---------------------------------------------------------------------------------------------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


UNITED STATES BANKRUPTCY COURT                                   FORM: MOR-AR-1

SCHEDULE OF POST-PETITION ACCOUNTS RECEIVABLE OVER 60 DAYS PAST DUE

AS OF JANUARY 31, 2004

                                            61 + Days
            Customer Name                   Past Due            Explanations
            --------------                  ---------           ------------
 Crown Cork & Seal Inc                       1,222,990.18 Weirton's largest
                                                          customer - normal course
                                                          business - invoice
                                                          reconciliation's between
                                                          customer and Weirton
 Herman Strauss Inc                            394,967.16 Off-set issue -
                                                          negotiation between
                                                          customer and Weirton
 Nestle Purina PetCare                         316,583.14 Customer chargebacks
                                                          related to claims and
                                                          pricing (normal course
                                                          business) - resolving
                                                          with customer
 Impress USA Inc                               263,950.92 Customer chargebacks
                                                          related to claims and
                                                          pricing (normal course
                                                          business) - resolving
                                                          with customer
 Multi-Line Cans Inc                           263,779.37 Customer chargebacks
                                                          related to claims and
                                                          pricing (normal course
                                                          business) - resolving
                                                          with customer
 US Can                                        182,042.52 Customer chargebacks
                                                          related to claims and
                                                          pricing (normal course
                                                          business) - resolving
                                                          with customer
 Steel Technologies Inc                        179,889.95 Customer chargebacks
                                                          related to claims and
                                                          pricing (normal course
                                                          business) - resolving
                                                          with customer
 G&S Metal Products Inc                        158,031.67 Customer chargebacks
                                                          related to claims and
                                                          pricing (normal course
                                                          business) - resolving
                                                          with customer

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


UNITED STATES BANKRUPTCY COURT                                   FORM: MOR-AR-1

SCHEDULE OF POST-PETITION ACCOUNTS RECEIVABLE OVER 60 DAYS PAST DUE

AS OF JANUARY 31, 2004

 Gibraltar Steel Div                           148,577.84 Customer chargebacks
                                                          related to claims and
                                                          pricing (normal course
                                                          business) - resolving
                                                          with customer
 B-Way Corp                                    121,190.85 Customer chargebacks
                                                          related to claims and
                                                          pricing (normal course
                                                          business) - resolving
                                                          with customer
 Berlin Metals LLC                             101,540.10 Customer chargebacks
                                                          related to claims and
                                                          pricing (normal course
                                                          business) - resolving
                                                          with customer
 Toyota Tsusho America Inc                      93,632.96
 Ball Corp                                      89,173.60
 Midwest Manufacturing                          85,565.78
 Reynolds Service Inc                           84,799.95
 Greer Steel Co                                 80,855.78
 Precision Steel Warehouse                      78,211.78
 Olsher Steel LLC                               75,476.47
 Norfolk Southern Corp                          59,800.00
 Transit Damage                                 57,218.96
 Samuel, Son & Co Inc                           54,431.31
 WeBco International                            54,350.22
 Ingenium                                       50,000.00
 MBS Sales Inc                                  46,970.47
 Seneca Foods Corp                              43,975.65
 Precoat Metals                                 40,286.51
 Colonial Metal Products Inc                    39,781.55
 Steel Technologies De Mexico SA de C           32,697.47
 Continental Steel & Tube Co                    29,986.12
 TPC Metals Inc                                 29,911.27
 Titan Steel Corp                               27,998.54
 New Process Steel Corp                         27,763.64
 Straightline Source                            26,618.48
 Goldschmidt Indus Chem Corp                    23,710.08
 World Kitchen Inc                              23,326.83
 Metals USA - Chattanooga                       21,504.28
 Mi-Tech Steel Inc                              20,021.72
 DNI International - Technology                 20,000.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04



UNITED STATES BANKRUPTCY COURT                                   FORM: MOR-AR-1

SCHEDULE OF POST-PETITION ACCOUNTS RECEIVABLE OVER 60 DAYS PAST DUE

AS OF JANUARY 31, 2004

 Select-Arc Inc                                 19,665.16
 Consolidated Systems Inc                       18,478.10
 Winner Steel Services Inc                      18,372.56
 Gibraltar Metals Division                      16,665.06
 National Steel Corp (DIP)                      16,200.00
 Worthington Steel Co                           14,494.00
 Tin Star Co                                    14,200.77
 Neville Metals                                 12,541.53
 Silgan Containers Corp                         12,204.75
 Dale Industries Inc                            12,169.53
 Jemison-Demsey, LLC                            11,568.52
 Sexton Can Co Inc                              10,451.19
 Tomsin Steel Co Inc                             9,628.10
 Western Reserve Metals Inc                      9,445.64
 The Techs - Nextech                             9,302.94
 Dynamic Metals Inc                              9,252.16
 Feralloy Corp                                   9,122.33
 O'Neal Steel Inc                                9,115.91
 Sharon Tube Co                                  8,877.41
 Randall Metals Corp                             8,557.09
 Coilplus Inc                                    7,705.10
 Independent Steel Co                            7,599.40
 Gibraltar Strip Steel Inc                       7,426.33
 Tenneco Automotive                              7,076.10
 Integris Metals                                 6,510.95
 Pacesetter Steel Service Inc                    6,483.74
 Cooper Coating Co LLC                           6,133.94
 United Steel Service Inc                        6,125.43
 Tomson Steel Co Inc                             6,006.17
 Ball Western Can Co                             5,821.04
 Metals USA - Granite                            5,817.30
 Azcon Corp                                      5,724.88
 SteelSummit-Ohio                                5,422.47
 Liberty Steel Products Inc                      5,352.50
 Value Added Distribution Inc                    5,305.54
 Rafferty-Brown Steel Co                         5,150.77
 Duferco Steel Inc                               5,008.72
 Cargill Steel & Wire                            4,855.23
 Olympic Steel                                   4,712.97
 Craco Metals Inc                                4,518.97
 Gemini Holdings Ltd                             4,250.02
 Genmak Steel LLC                                4,003.42

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


UNITED STATES BANKRUPTCY COURT                                   FORM: MOR-AR-1

SCHEDULE OF POST-PETITION ACCOUNTS RECEIVABLE OVER 60 DAYS PAST DUE

AS OF JANUARY 31, 2004

 Namasco - Roswell                               3,378.00
 J & F Steel Corp                                3,310.17
 Ameritech Steel Service Co                      3,125.64
 Follansbee Steel                                3,093.33
 Canfield Metal Coating Corp                     2,804.54
 The Techs - Metaltech                           2,796.38
 RG Steel Corp                                   2,754.15
 Harris Steel Co Inc                             2,561.80
 Demsey & Associates                             1,992.33
 Mayflower Vehicle Systems Inc                   1,951.76
 Majestic Products Co                            1,938.85
 Tin Plate Trading Corp                          1,809.49
 Steel Canada Ltd                                1,597.40
 Wainwright Ind                                  1,290.44
 Hickman Williams & Co                           1,100.44
 Lancaster Steel Service                         1,063.61
 Johnston Steel Service Inc                      1,049.00
 Mill Steel Company                              1,025.06
 Lakeside Metals Inc                               820.00
 Arrow Tru-Line Inc                                778.73
 Arbon Steel & Service Co Inc                      706.35
 Roll Coater Inc                                   700.00
 Bull Moose Tube Co                                675.66
 American Steel & Aluminum Corp                    583.83
 Nittetsu Shoji America, Inc                       560.87
 J & R Metals                                      534.84
 Metal Management Ohio Inc                         482.64
 Metals USA - Springfield                          417.12
 Macsteel Service Centers USA                      379.10
 Jackson Tube Service Inc                          333.12
 Renown Steel Div                                  267.67
 Wheeling-Nisshin Inc                              239.49
 Stamped Steel Products Inc                        232.44
 Phillips Manufacturing Co                         218.86
 Iron City Wood Products Inc                       210.00
 Duferco Farrell Corporation                       180.00
 Premium Metals Inc                                150.00
 Metals USA - Wooster                               95.94
 Forshaw                                            95.62
 Sanko International Inc                            55.05
 United States Gypsum Company                       19.03

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


UNITED STATES BANKRUPTCY COURT                                   FORM: MOR-AR-1

SCHEDULE OF POST-PETITION ACCOUNTS RECEIVABLE OVER 60 DAYS PAST DUE

AS OF JANUARY 31, 2004

 Viking Industrial Corp                             0.97
 Independent Metal Sales                          (54.59)
 Copperweld - Miami Div                          (555.09)
 Dietrich Industries Inc                         (581.12)
 Skyline Steel Pipe Group                        (916.47)
 Midwest Steel & Alloy Corp                      (936.16)
 Allegheny Steel Distributors Inc              (1,032.40)
 J & L Specialty Steel Inc                     (1,999.87)
 Vanex Tube Corp                               (4,091.55)
 Sundry Account                                (4,636.15)
 Thomas & Betts Corp                           (4,783.06)
 Wheatland Tube Co                             (5,190.12)
 USG Interiors Inc                             (7,688.46)
 Ryerson Tull Procurement Corp                (16,232.16)
 Van Can Co Inc                              (199,693.73)
                                           -------------
                                            4,847,925.65
                                           =============

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04



UNITED STATES BANKRUPTCY COURT                                     FORM: MOR-AP

SCHEDULE OF AGED ACCOUNTS PAYABLE

AS OF JANUARY 31, 2004

         TOTAL ACCOUNTS PAYABLE: $24,479,156.21

POST PETITION ACCOUNTS PAYABLE OVER 30 DAYS PAST DUE:

                                                      31-60           OVER 60
VENDOR                                               PAST DUE         PAST DUE
------                                               --------         --------
AKIN GUMP STRAUSS HAUER & FELD LLP                  $290,092.25           $0.00 (E)
BLANK ROME LLP                                       $75,178.57           $0.00 (E)
BRIDGEPORT AUTO PARTS INCORPORATED                       $40.00           $0.00 (D)
BRITISH ROLLMAKERS CORPORATION                            $0.00     $198,680.00 (B)
BSI COMMODITIES INCORPORATED                              $0.00      $40,879.97 (A)
BUSCH MARTEC LLC                                          $0.00       $1,707.10 (C)
CAMPBELL & LEVINE LLC                                $12,634.94           $0.00 (E)
CARMEUSE LIME                                             $0.00       $1,583.34 (A)
CIBC WORLD MARKETS                                  $123,731.63           $0.00 (E)
CLEVELAND CLIFFS IRON COMPANY                             $0.00     $240,793.34 (A)
COLUMBIA GAS TRANSMISSION COMPANY                         $0.00      $67,890.00 (A)
CORPORATE EXPRESS INCORPORATED                       $44,608.48           $0.00 (C)
FELLON-MCCORD & ASSOCIATES INC                       $14,000.00           $0.00 (D)
FTI CONSULTING INC                                        $0.00     $164,752.40 (E)
GANTREX USA INC                                       $1,041.00           $0.00 (A)
GENERAL ELECTRIC COMPANY                              $2,382.00       $2,382.00 (C)
GEORGE L WILSON COMPANY                                   $0.00         $120.00 (D)
GRANULAR ALUMINUM PRODUCTS                                $0.00         $923.31 (A)
HORIZON LINES LLC                                    $14,700.00           $0.00 (A)
HOULIHAN LOKEY HOWARD & ZUKIN                             $0.00     $268,521.43 (E)
IMPERIAL CAPITAL LLC                                      $0.00     $115,965.15 (E)
METAL MANAGEMENT INCORPORATED                        $14,375.89           $0.00 (A)
NORFOLK SOUTHERN RAILWAY CO                       $2,085,781.63           $0.00 (A)
NOVOLOG - BUCKS COUNTY INCORPORATED                   $7,500.00           $0.00 (D)
PIETRAGALLO BOSICK & GORDON                          $65,016.75           $0.00 (E)
PROCUREMENT SPECIALTY GROUP INC                     $139,354.40           $0.00 (E)
REED SMITH LLP                                      $243,591.01      $96,375.16 (E)
SWANSON GROUP LTD                                    $29,775.72           $0.00 (A)
THORP REED & ARMSTRONG LLP                           $38,188.86           $0.00 (E)
TOTAL EQUIPMENT COMPANY                                 $595.85           $0.00 (D)
WTI TRANSPORT INC                                       $200.00           $0.00 (D)
                                                  -------------   -------------
                                                  $3,202,788.98   $1,200,573.20
                                                  =============   =============

(A) PAID - UNAPPLIED PAYMENT AS OF 1/31 - WILL BE APPLIED TO CORRESPONDING ACCOUNTS PAYABLE.
(B) AMOUNT IS BEING HELD AS AN OFF-SET. THE VENDOR DECLARED CHAPTER 11.
(C) OPEN INVOICE WAITING FOR VALID RECEIVER OR RESOLVING PURCHASE ORDER DIFFERENCES.
(D) PAID DURING FEB.'04.
(E) VALID ACCOUNTS PAYABLE - TO BE PAID DURING `04

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04



UNITED STATES BANKRUPTCY COURT                                     FORM: MOR-BT

BANK STATEMENTS AND TAX INFORMATION

1. Photocopies of bank statements for every account held by the debtor at any institution for the reporting period. SEE EXHIBIT MOR BT - A1.

2. Proof of payment of all post petition taxes, which were due during the reporting period

   NOTE: Per bankruptcy court approval, details will be provided upon request.

         a) Federal Withholding Taxes                            PAID
                                                                 ----

         b) State Withholding Taxes                              PAID
                                                                 ----

         c) Sales Taxes                                          PAID
                                                                 ----

         d) Federal Unemployment Taxes                           PAID
                                                                 ----

         e) State Unemployment Taxes                             PAID
                                                                 ----

         f) Business and Occupation Taxes                        PAID
                                                                 ----

         g) Excise Taxes                                         PAID
                                                                 ----

         h) Any and all other taxes due during the period        PAID
                                                                 ----


3. Taxes, which were due but were not paid during the period:
         see FORM MOR-BT-1 for an explanation.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04



UNITED STATES BANKRUPTCY COURT                                   FORM: MOR-BT-1

MONTHLY REPORT SCHEDULE OF UNPAID TAXES


PART 1: TRUST FUND TAXES:

                  ALL TAXES PAID

PART 2: NON TRUST FUND TAXES:

--------------------------------------------------------------------------------------------------
      TYPE OF TAX         PERIOD          DUE DATE          AMOUNT DUE           EXPLANATION
--------------------------------------------------------------------------------------------------
        PROPERTY           2003            9/30/03          $ 900,000       WILL BE PAID IN
                                                                            JANUARY TO APRIL OF
                                                                            2004, PER AGREEMENT
                                                                            WITH TAXING
                                                                            AUTHORITIES
--------------------------------------------------------------------------------------------------
         TOTAL                                              $ 900,000
--------------------------------------------------------------------------------------------------


TOTALS:
-----------------------------------------------
                                      $
-----------------------------------------------
TOTAL TRUST FUND TAXES                       0

-----------------------------------------------
TOTAL NON TRUST FUND TAXES             900,000
-----------------------------------------------
GRAND TOTAL UNPAID TAXES               900,000
-----------------------------------------------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04

                              EXHIBIT: MOR FB-12-A

Insurance Expiration Statement:                                     PAGE 1 OF 3
-------------------------------

WEIRTON STEEL POLICY
SUMMARY:

        POLICY TERM                 POLICY TYPE               POLICY NUMBER                   CARRIER/ADDRESS
        -----------                 -----------               -------------                   ---------------
   7/16/1995 - 7/16/2005       Directors & Officers              4455673               National Union Fire Insurance
                                                                                         Company of Pittsburgh, PA
                                                                                              70 Pine Street
                                                                                            New York, NY 10270

    4/1/2001 - 4/1/2004           Travel Accident                64042948                Federal Insurance Company
                                                                                           15 Mountain View Road
                                                                                             Warren, NJ 07059

    7/5/2001 - 7/5/2004           Pollution Legal               PLS2672555           American International Specialty
                                     Liability                                            Lines Insurance Company
                                                                                       175 Water Street, 12th Floor
                                                                                            New York, NY 10038

   7/16/2001 - 7/16/2004          Kidnap & Ransom                6475533               National Union Fire Insurance
                                                                                         Company of Pittsburgh, PA
                                                                                              70 Pine Street
                                                                                            New York, NY 10270

   9/16/2003 - 9/16/2004         Employed Lawyers               8168-5194                Executive Risk Indemnity
                                                                                        32 Loockermann Square #L100
                                                                                              Dover, DE 19901

   12/1/2003 - 12/1/2004      Charterer's Legal Liab.           312FB0498             St. Paul Fire & Marine Ins. Co.
                                                                                           385 Washington Street
                                                                                            St. Paul, MN 55102

   12/1/2003 - 12/1/2004            Ocean Cargo                 312JM1319             St. Paul Fire & Marine Ins. Co.
                                                                                           385 Washington Street
                                                                                            St. Paul, MN 55102

    3/1/2003 - 3/1/2004          General Liability           TBCZ91425748042            Employers Insurance Company
                                                                                                 of Wausau
                                                                                               P O Box 8017
                                                                                             Wausau, WI 54402

    3/1/2003 - 3/1/2004        Workers Compensation          WCCZ91425748013            Employers Insurance Company
                                 All Other States                                                of Wausau
                                                                                               P O Box 8017
                                                                                             Wausau, WI 54402


DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04

                              EXHIBIT: MOR FB-12-A

Insurance Expiration Statement:                                     PAGE 2 OF 3
-------------------------------

    3/1/2003 - 3/1/2004           Excess Workers               W128585443B             Continental Casualty Company
                                   Compensation                                                  CNA Plaza
                                                                                             Chicago, IL 60685

    3/1/2003 - 3/1/2004           Commercial Auto            ASCZ91425748023            Employers Insurance Company
                                 All Other States                                                of Wausau
                                                                                               P O Box 8017
                                                                                             Wausau, WI 54402

    3/1/2003 - 3/1/2004         Commercial Auto-TX           ASCZ91425748033            Employers Insurance Company
                                                                                                 of Wausau
                                                                                               P O Box 8017
                                                                                             Wausau, WI 54402

    3/1/2003 - 3/1/2004         Non-Owned Aircraft             PXLN3800767            XL Specialty Insurance Company
                                                                                        20 North Martingale Rd #200
                                                                                           Schaumburg, IL 60173

    3/1/2003 - 3/1/2004          Primary Umbrella               CUA7065320             Weschester Fire Insurance Co.
                                                                                        500 Colonial Center Parkway
                                                                                            Rosewell, GA 30076

    3/1/2003 - 3/1/2004           Excess Umbrella                79767381                Federal Insurance Company
                                                                                           15 Mountain View Road
                                                                                             Warren, NJ 07059

    3/1/2003 - 3/1/2004           Primary Marine                312FB0536                 St. Paul Fire & Marine
                                                                                           500 W. Madison #2600
                                                                                             Chicago, IL 60661

    3/1/2003 - 3/1/2004            Excess Marine             MMMW16205ML40103           Mutual Marine Office of the
                                                                                               Midwest, Inc.
                                                                                        300 S. Wacker Drive, #1300
                                                                                             Chicago, IL 60606

   3/20/2003 - 3/20/2004         Exporters Package              GB06300362            St. Paul Fire & Marine Ins. Co.
                                                                                           385 Washington Street
                                                                                            St. Paul, MN 55102

   4/16/2003 - 4/16/2004       Employment Practices         31263-10-UMB-2003                 Max Re Managers
                                     Liability                                                2 Front Street
                                                                                          Hamilton HM KX Bermuda

    5/1/2003 - 5/1/2004         Commercial Property               PO3268              Allied World Assurance Company
                                                                                       The Bermuda Comm. Bank Bldg.
                                                                                             43 Victory Street
                                                                                              Hamilton HM 12
                                                                                                  Bermuda


DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


                              EXHIBIT: MOR FB-12-A

Insurance Expiration Statement:                                     PAGE 3 OF 3
-------------------------------

    5/1/2003 - 5/1/2004         Commercial Property          MQCZ91508816063              Liberty Mutual Ins. Co.
                                                                                             9 Riverside Road
                                                                                             Weston, MA 02493

    5/1/2003 - 5/1/2005         Commercial Property              PCA10627              Clarendon American Insurance
                                                                                             9237 Ward Parkway
                                                                                                   #310
                                                                                           Kansas City, MO 64114

    5/1/2003 - 5/1/2004         Commercial Property             GX0001609               Hartford Fire Insurance Co
                                                                                             55 Farmington Ave
                                                                                                   #303
                                                                                            Hartford, CT 06105

    5/1/2003 - 5/1/2004         Commercial Property             UH62640-49                     Lloyds London
                                                                                        U/W at Sponsoring Syndicate
                                                                                               One Line St.
                                                                                             London, EC3M 7HA

    5/1/2003 - 3/1/2004         Boiler & Machinery             BM1098724172                Continental Casualty
                                                                                                 CNA Plaza
                                                                                             Chicago, IL 60685

    7/9/2003 - 7/9/2004         Railroad Liability             SCC219834905             Steadfast Insurance Company
                                                                                            1400 American Lane
                                                                                           Schaumburg, IL 60196

   7/16/2003 - 7/16/2004               Crime                     2998615               National Union Fire Ins. Co.
                                                                                           500 W. Madison Street
                                                                                             Chicago, IL 60661

   8/10/2003 - 8/10/2004    Medical Professional Liab.         42FLP1909200                   Arch Ins. Group
                                                                                       One Liberty Plaza - 53rd Fl.
                                                                                            New York, NY 10006

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


                               EXHIBIT: MOR CR-1-A

Cash Reconciliations:                                               PAGE 1 OF 2
---------------------

BANK RECONCILIATION
WEIRTON STEEL CORPORATION
JANURAY 31, 2004

BANK ACCOUNTS                           ACCOUNT #
-------------                           ---------
Fleet Bank
----------
Lockbox                                942-912-1746       $3,470,548.28 *
Master Operating                       942-912-1850           (5,000.00)
Stand Alone - Norfolk Southern         942-922-6054                   -
Salaried Payroll                       942-912-2175            4,331.12
Pension Payroll                        942-912-2271              381.86
Hourly Payroll                         942-912-2079        1,118,261.14
Controlled Disbursement                008-023-0200                   -

Less O/S ACH                                                          -
Less O/S Payroll                                          (1,117,974.12)

Steel Works Credit Union
------------------------
Miscellaneous cash                        106775             $16,193.25
                                                         --------------

Bal per Bank Statements                                                     $ 3,486,741.53
Bal per General Ledger                                                       (3,555,026.54)
                                                                            --------------

Diff. between Bank and GL                                                   $   (68,285.01)
                                                                            ==============

* Represents the last day of December
  collections not yet transferred to the
  operating account.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


                               EXHIBIT: MOR CR-1-A

Cash Reconciliations:                                              PAGE 2 OF 2
---------------------

WEIRTON STEEL CORPORATION
CASH RECONCILIATIONS -
OTHER BANK ACCOUNTS
JANUARY 31, 2004

                                                                                             -------
                                        Balance                                              Balance
                                          Per        Deposits    Outstanding                   Per
Bank                 Account #           Bank      In Transit      Checks         Misc.        G/L
----                 ---------           ----      ----------      ------         -----        ---
JP Morgan            10202493.2            -           -              -             -           -
JP Morgan            10202494.1            -           -              -             -           -
JP Morgan            10202493.1            -           -              -             -           -
JP Morgan            202202.3              -           -              -             -           -
Deutsche Bank        RU-34215              -           -              -             -           -
                     4000034215
Deutsche Bank        RU-34216              -           -              -             -           -
                     4000034216
                                                                                             -------


DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04

                                EXHIBIT: MOR CD-1

Detail of Cash/Check Disbursements:

WEIRTON STEEL CORPORATION
SUMMARY OF DISBURSEMENTS

                                                                  JANUARY `04
                                                                  -----------
CHECK DISBURSEMENTS - Operating Account                        $  21,901,000.14
WIRES and ACHs - Payroll Taxes - Operating Acct.                   3,457,091.95
WIRES and ACHs - Vendors/Creditors - Operating Acct.              60,595,502.68
                                                               ----------------
                                                               $  85,953,594.77

Direct Transfers - Other Accounts - DIP Account                    1,184,901.05
PAYROLL RELATED DISBUSREMENTS - Payroll Acct.                     10,169,307.94
                                                               ----------------

GRAND TOTAL DISBURSEMENTS                                      $  97,307,803.76
                                                               ================


DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


                                EXHIBIT: MOR CD-1

Detail of Cash/Check Disbursements:

NOTE: Represents all check disbursements during January of 2004, sorted by check number. Check numbers beginning with "42" are freight vendors.

Check Disbursements from 1/1/04 to 1/31/04:

   CHECK NO DATE        VENDOR                                                   AMOUNT
----------------------------------------------------------------------------------------
   32010906 1/8/04      BETTY STEWART                                           $243.54
   32010907 1/8/04      CHAPTER 13 TRUSTEE                                    $1,436.92
   32010908 1/8/04      CHILD SUPPORT ENFORCEMENT DIV.                       $14,810.70
   32010909 1/8/04      CYNTHIA M BROWN                                         $150.00
   32010910 1/8/04      GLENDA BROOKS, CLERK                                    $324.16
   32010911 1/8/04      JEFFERSON COUNTY COURT                                  $517.37
   32010912 1/8/04      JENNY K. MALLICONE                                      $181.86
   32010913 1/8/04      SANDRA BROWN                                             $92.32
   32010914 1/8/04      SHARON PEPPER                                           $115.38
   32010915 1/8/04      STEUBENVILLE MUNICIPAL COURT                            $269.28
   32010916 1/8/04      U.S. DEPT. OF EDUCATION                                 $382.06
   32010917 1/8/04      THOMAS E MILLSOP COMMUNITY CTR                          $791.19
   32010918 1/8/04      INDEPENDENT GUARD UNION                                 $190.00
   32010919 1/8/04      INDEPENDENT STEELWORKERS UNION                       $18,320.00
   32010920 1/8/04      FEDERAL RESERVE BANK CLEV-PGH                        $12,150.00
   32010921 1/8/04      RELIASTAR LIFE INSURANCE                              $1,633.36
   32010922 1/8/04      UNIFIRST CORPORATION GARMET                           $3,332.28
   32010923 1/8/04      UNITED WAY BROOKE CO                                    $213.25
   32010924 1/8/04      BURGETTSTOWN LIONS CLUB                                  $28.75
   32010925 1/8/04      COMM CHEST OF FOLLANSBEE                                 $87.45
   32010926 1/8/04      UNITED WAY UPPER HANCOCK CO WV                           $34.50
   32010927 1/8/04      UNITED WAY JEFFERSON CO                                 $332.88
   32010928 1/8/04      UNITED WAY NEW CUMBERLAND                                $95.50
   32010929 1/8/04      PARIS CIVIC CLUB                                         $29.00
   32010930 1/8/04      POTTERY ADDITION VOL FIRE DEPT                           $13.75
   32010931 1/8/04      UNITED WAY SOUTHWESTERN PA                               $18.00
   32010932 1/8/04      UNITED WAY UPPER OHIO VALLEY                             $19.75
   32010933 1/8/04      UNITED WAY WEIRTON                                      $780.10
   32010934 1/8/04      UNITED WAY RICHMOND OH                                   $34.50
   32010935 1/8/04      UNITED WAY S COLUMBIANA CO                               $23.50
   32010936 1/8/04      INTERNAL REVENUE SV YOUNGSTOWN                          $250.00
   32010937 1/8/04      JOHN YEAGER,JR.                                         $196.09
   32010938 1/8/04      SAFETY SOLUTIONS                                      $3,597.42
   32010939 1/8/04      DEBRA R SCOTT                                           $237.00
   32010940 1/8/04      JEFFERSON COUNTY COURT #2                               $450.61
   32010941 1/8/04      PA SCDU                                               $3,486.04
   32010942 1/8/04      ISU FOOD BANK                                           $194.50
   32010943 1/8/04      CENTRAL TAX BUREAU OF PA INC                             $10.63
   32010944 1/8/04      OHIO CSPC                                            $17,186.01
   32010945 1/8/04      COMMONWEALTH OF MASSACHUSETTS                           $473.62
   32010946 1/8/04      SUSAN LATIMER                                           $273.24
   32010947 1/8/04      INTERNAL REVENUE SERVICE                                $200.00
   32010948 1/8/04      STATE CENTRAL COLLECTION                                $140.00
   32010949 1/8/04      TREASURER OF ALAMEDA COUNTY                             $230.76
   32010950 1/8/04      JEFFERSON COUNTY COURT #3                               $210.57
   32010951 1/8/04      TODD & STACIE WEBSTER                                   $379.83
   32010952 1/8/04      WV STATE TAX DEPARTMENT - INTERNAL                  $165,440.00
   32010953 1/8/04      WV STATE TAX DEPARTMENT - INTERNAL                  $328,725.00
   32010954 1/8/04      EDWIN KIRK                                            $1,600.00
   32010955 1/8/04      INDIANA SECRETARY OF STATE                               $30.00
   32010956 1/8/04      CITY OF STEUBENVILLE                                 $18,656.11
   32010957 1/8/04      LEO ELECTRON MICROSCOPY INC                             $964.67
   32010958 1/8/04      GEORGIA DEPARTMENT OF REVENUE                           $925.63
   32010959 1/8/04      CHRISTOPHER J TAMM                                    $1,500.00
   32010960 1/8/04      CISCO SYSTEMS INCORPORATED                           $14,564.88
   32010961 1/8/04      ADVANCED AUTO GLASS                                     $341.11

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32010962 1/8/04      FRED M FABRICANT                                        $838.44
   32010963 1/8/04      HINERMAN & ASSOCIATES PLLC                              $262.50
   32010964 1/8/04      GEORGE N VUKELICH                                       $805.00
   32010965 1/8/04      COLONIAL METAL PRODUCTS                               $6,617.01
   32010966 1/8/04      ARTHUR J MUELLER                                      $1,850.00
   32010967 1/8/04      BANKRUPTCY CREDITORS SERVICE INC                         $45.00
   32010968 1/8/04      KPMG LLP                                             $52,799.00
   32010969 1/8/04      KEYSTONE FIRE APPARATUS                               $1,295.00
   32010970 1/8/04      GE BUSINESS ASSET FUNDING                             $5,026.10
   32010971 1/8/04      EDSON R ARNEAULT                                      $1,000.00
   32010972 1/8/04      BULLS EYE STEEL SERVICES INC                          $4,273.49
   32010973 1/8/04      EASTERN MARKETING CORPORATION                        $36,531.03
   32010974 1/8/04      ALLEGHENY POWER                                         $219.23
   32010975 1/8/04      VANCE INTERNATIONAL COMPANIES                         $4,615.75
   32010976 1/8/04      WV STATE TAX DEPARTMENT - INTERNAL                      $965.00
   32010977 1/8/04      STATE OF CALIFORNIA                                     $336.77
   32010978 1/8/04      CAMPANA JOSEPH A                                         $35.52
   32010979 1/8/04      WEST VIRGINIA DIV OF LABOR                               $25.00
   32010980 1/8/04      PREFERRED BUSINESS SERVICES                             $400.00
   32010981 1/8/04      JOHN E PARKER                                         $1,190.00
   32010982 1/8/04      THOMAS R STURGES                                      $1,000.00
   32010983 1/8/04      THOMAS S MONFRIED                                     $1,820.00
   32010984 1/8/04      RONALD C WHITAKER                                     $1,000.00
   32010985 1/8/04      NACM OHIO                                               $445.72
   32010986 1/8/04      MICHAEL BOZIC                                         $1,000.00
   32010987 1/8/04      MI-TECH STEEL INC                                     $1,387.96
   32010988 1/8/04      WENDELL W WOOD                                        $1,000.00
   32010989 1/8/04      MEACCI & ASSOCIATES                                   $2,330.00
   32010990 1/8/04      VIKING & WORTHINGTON STEEL ENT LLC                      $388.75
   32010991 1/8/04      STURGES THOMAS R                                        $792.00
   32010992 1/8/04      WHITAKER RONALD C                                       $916.11
   32010993 1/8/04      MCCAY JOSEPH R                                           $30.28
   32010994 1/8/04      NESSLER JOHN J                                           $42.22
   32010995 1/8/04      DEPAUL PAUL J III                                       $328.38
   32010996 1/8/04      BARAN JOE                                               $480.42
   32010997 1/8/04      GREER RONALD E                                           $34.32
   32010998 1/8/04      WISNER EDWARD F                                          $34.05
   32010999 1/8/04      WARREN GREGG S                                           $47.77
   32011000 1/8/04      MEANS THOMAS                                            $140.15
   32011001 1/8/04      ZEIGLER JAMES R JR                                       $47.52
   32011002 1/8/04      EVKOVICH ELI M                                          $280.00
   32011003 1/8/04      KEPES MARK J                                            $257.40
   32011004 1/8/04      GAIN DAVID T                                             $69.12
   32011005 1/8/04      SINSEL JOHN A                                            $96.58
   32011006 1/8/04      CULLER PAUL J                                           $337.68
   32011007 1/8/04      RICHARDS LARRY N                                         $26.33
   32011008 1/8/04      MCDONALD THOMAS H                                       $112.20
   32011009 1/8/04      ELLIOTT ROBERT                                          $143.84
   32011010 1/8/04      BRUECKEL LEE P                                           $76.21
   32011011 1/8/04      SHROADS DAVID L                                       $2,312.00
   32011012 1/8/04      MELLOTT JOSEPH                                          $116.87
   32011013 1/8/04      INGOLE MICHAEL S                                        $118.45
   32011014 1/8/04      VALENTINE KENNY R                                        $45.12
   32011015 1/8/04      PORTOCARRERO ARNOLD                                     $102.30
   32011016 1/8/04      WILSON TAMI                                              $14.28
   32011017 1/8/04      PAUL WILLIAM D                                          $182.28
   32011018 1/8/04      JARVIS IRA A                                             $82.84
   32011019 1/8/04      ALMOND WILLIAM P                                         $31.80
   32011020 1/8/04      GUZ ANDREW P                                             $39.66
   32011021 1/8/04      SIMMONS KAREN                                            $21.30
   32011022 1/8/04      FORBES JONATHAN                                          $85.60
   32011023 1/8/04      LINN WILLIAM C                                           $19.30
   32011024 1/8/04      BUNGARD WILLIAM                                          $95.04
   32011025 1/8/04      DAUGHERTY BLAINE                                        $111.60
   32011026 1/8/04      VIDAS CYNTHIA B                                         $770.99
   32011027 1/8/04      BISCHOF DAVID C                                         $145.10
   32011028 1/8/04      CHRISTOPHER GREGORY R                                    $44.91
   32011029 1/8/04      CAMPANA ROBERT                                          $108.50
   32011030 1/8/04      LOEN MARK V                                              $71.73
   32011031 1/8/04      BURT RICHARD R                                        $1,413.43

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011032 1/8/04      MOTION INDUSTRIES                                    $74,604.99
   32011033 1/8/04      SAL CHEMICAL COMPANY INCORPORATED                    $14,071.95
   32011034 1/8/04      GRAINGER                                              $1,519.25
   32011035 1/8/04      SERVICE GUIDE INCORPORATED                            $4,817.24
   32011036 1/8/04      BOC GASES                                             $1,250.00
   32011037 1/8/04      HERAEUS ELECTO-NITE COMPANY                          $23,602.90
   32011038 1/8/04      LAWSONS AUTO PARTS                                    $6,931.94
   32011039 1/8/04      RESCO PRODUCTS INCORPORATED                          $77,851.04
   32011040 1/8/04      RITCHEY METALS COMPANY INCORPORATED                  $25,126.78
   32011041 1/8/04      CLEVELAND GEAR COMPANY                               $11,300.00
   32011042 1/8/04      GRAINGER                                             $15,347.53
   32011043 1/8/04      SCHINDLER ELEVATOR CORPORATION                       $55,293.48
   32011044 1/8/04      COPYGUARD                                             $4,080.00
   32011045 1/8/04      VERIZON                                                  $35.73
   32011046 1/8/04      WORLD CLASS PROCESSING                               $16,617.72
   32011047 1/8/04      SPRINT UNITED                                        $12,076.04
   32011048 1/8/04      SOUTHWESTERN BELL                                       $253.68
   32011049 1/8/04      WK MERRIMAN INCORPORATED                              $6,358.75
   32011050 1/8/04      WOODINGS INDUSTRIAL CORPORATION                       $9,452.50
   32011051 1/8/04      SIEMENS INFO & COMMUN NETWORKS INC                   $47,934.03
   32011052 1/8/04      ALLTEL                                                $6,795.48
   32011053 1/8/04      CINCINNATI BELL TELEPHONE                               $732.02
   32011054 1/8/04      AUTOBOS COMPUTING INCORPORATED                        $3,422.00
   32011055 1/8/04      ADVANCE APPLICATION SYSTEMS                           $3,230.00
   32011056 1/15/04     POSTMASTER                                              $925.00
   32011057 1/15/04     ANALYTICAL REFERENCE MATERIALS INTL                   $1,800.00
   32011058 1/15/04     AAA WEST PENN/WEST VIRGINIA                              $10.60
   32011059 1/15/04     PRUDENTIAL INS CO OF AMERICA                             $91.80
   32011060 1/15/04     CHRISTOPHER J TAMM                                    $3,000.00
   32011061 1/15/04     MOUNTAIN STATE BLUE CROSS                           $128,800.00
   32011062 1/15/04     BOWNE                                                   $926.00
   32011063 1/15/04     ADP INVESTOR COMMUNICATION SERVICES                  $11,546.26
   32011064 1/15/04     CRYSTAL SPRINGS                                       $7,018.25
   32011065 1/15/04     FRED M FABRICANT                                        $691.62
   32011066 1/15/04     CCH INC                                                  $74.00
   32011067 1/15/04     COLONIAL METAL PRODUCTS                              $10,416.94
   32011068 1/15/04     IRON MOUNTAIN RECORDS MANAGEMENT                         $85.00
   32011069 1/15/04     KENNETH H SPECKHALS                                   $4,500.00
   32011070 1/15/04     EARL W SCHICK                                        $25,792.99
   32011071 1/15/04     NEUROHR CORP                                             $80.00
   32011072 1/15/04     A B DICK COMPANY                                      $2,369.84
   32011073 1/15/04     MARY L UPHOLD                                           $550.30
   32011074 1/15/04     BOC GASES                                            $96,098.64
   32011075 1/15/04     ANDERSON EQUIPMENT COMPANY                            $6,590.15
   32011076 1/15/04     CLAYTON ENGINEERING COMPANY                           $6,242.37
   32011077 1/15/04     H&K EQUIPMENT COMPANY INCORPORATED                   $54,253.92
   32011078 1/15/04     INDUSTRIAL BRAKE CO INCORPORATED                      $9,602.31
   32011079 1/15/04     OS HILL & COMPANY INCORPORATED                          $424.10
   32011080 1/15/04     EQUIPCO DIV PHILLIPS CORPORATION                      $6,609.83
   32011081 1/15/04     EQUIPMENT & CONTROLS INCORPORATED                    $23,088.38
   32011082 1/15/04     SPECTRUM MECHANICAL SERVICES INC                     $55,890.24
   32011083 1/15/04     FESSLER MACHINE COMPANY                                 $692.00
   32011084 1/15/04     FISHER SCIENTIFIC COMPANY                               $553.52
   32011085 1/15/04     GOODING & SHIELDS RUBBER COMPANY                      $8,136.93
   32011086 1/15/04     MARSH HARDWARE                                           $79.80
   32011087 1/15/04     SG MORRIS COMPANY                                     $5,372.10
   32011088 1/15/04     HENKEL SURFACE TECHNOLOGIES                         $434,027.59
   32011089 1/15/04     PITTSBURGH VALVE & FITTING COMPANY                   $15,227.32
   32011090 1/15/04     BERRY METAL COMPANY                                  $12,285.00
   32011091 1/15/04     QUAKER CHEMICAL CORPORATION                           $1,083.41
   32011092 1/15/04     WK MERRIMAN INCORPORATED                              $2,325.26
   32011093 1/15/04     MPW INDUSTRIAL SERVICES INC                          $68,905.00
   32011094 1/15/04     MILLCRAFT PRODUCTS INCORPORATED                     $362,458.31
   32011095 1/15/04     VOTO MANUFACTURERS SALES COMPANY                      $3,635.48
   32011096 1/15/04     MCMASTER CARR SUPPLY COMPANY                          $1,312.74
   32011097 1/15/04     AERISS INCORPORATED                                  $12,767.60
   32011098 1/15/04     CHROME DEPOSIT CORPORATION                              $780.00
   32011099 1/15/04     NEO INDUSTRIES INCORPORATED                          $22,447.00
   32011100 1/15/04     WHEMCO                                              $304,610.86
   32011101 1/15/04     MOUNTAINEER GAS COMPANY                               $2,308.76

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011102 1/15/04     ALBCO FOUNDRY INCORPORATED                           $11,557.20
   32011103 1/15/04     ALLEGHENY METALS & MINERALS INC                      $10,514.24
   32011104 1/15/04     AV LAUTTAMUS COMMUNICATIONS                           $4,243.79
   32011105 1/15/04     MASON SUPPLY COMPANY                                    $441.38
   32011106 1/15/04     NATIONAL HYDRAULICS INCORPORATED                      $3,768.00
   32011107 1/15/04     BIGGIO FORD LINCOLN MERCURY                              $73.08
   32011108 1/15/04     NEW CITY AUTO SALES                                      $87.91
   32011109 1/15/04     SERVICE GUIDE INCORPORATED                            $5,039.90
   32011110 1/15/04     TESTA MACHINE COMPANY INCORPORATED                  $129,616.74
   32011111 1/15/04     ABRASIVE SPECIALTY & INDUST SUPPLY                    $5,152.72
   32011112 1/15/04     STEUBENVILLE PLATE GLASS                                $936.90
   32011113 1/15/04     OHIO VALLEY SCALE & EQUIPMENT CORP                    $7,696.13
   32011115 1/15/04     SCHEIRER MACHINE COMPANY INC                          $6,543.96
   32011116 1/15/04     WEBER SENSORS INCORPORATED                           $20,523.00
   32011117 1/15/04     INLAND REFRACTORIES COMPANY                          $32,664.60
   32011118 1/15/04     MOBIUS MANAGEMENT                                     $2,392.50
   32011119 1/15/04     TENNESSEE DEPARTMENT OF REVENUE                       $1,713.00
   32011120 1/15/04     OHIO STEEL SLITTERS                                  $10,135.13
   32011121 1/15/04     ANCHOR SEALS INCORPORATED                             $7,765.97
   32011122 1/15/04     WILLIS OF WISCONSIN INC                                 $100.00
   32011123 1/15/04     FULMER COMPANY INCORPORATED                           $5,063.70
   32011124 1/15/04     ENSPEC ENVIRONMENTAL SAFETY                             $168.39
   32011125 1/15/04     AVEN FIRE SYSTEMS INCORPORATED                        $2,586.00
   32011126 1/15/04     TOTAL EQUIPMENT COMPANY                              $90,904.14
   32011127 1/15/04     BOUND TREE PARR LLC                                      $90.09
   32011128 1/15/04     ALLEGHENY POWER                                       $6,981.83
   32011129 1/15/04     GENERAL ELECTRIC COMPANY                             $75,193.99
   32011130 1/15/04     WEST VIRGINIA DEPT OF TAX & REVENUE                       $3.23
   32011131 1/15/04     PRO MACHINE CORPORATION                              $12,278.00
   32011132 1/15/04     NES/BRAMBLES                                            $850.00
   32011133 1/15/04     RIG PACKAGING CORPORATION                           $138,922.75
   32011134 1/15/04     VANCE INTERNATIONAL COMPANIES                           $349.88
   32011135 1/15/04     ALDRICH CHEMICAL                                         $59.45
   32011136 1/15/04     WARREN DOOR SALES COMPANY                            $23,797.15
   32011137 1/15/04     GRAINGER                                              $3,006.03
   32011138 1/15/04     CAMPBELL ASSOCIATES                                  $39,293.13
   32011139 1/15/04     STRATEGIC WASTE SOLUTIONS                             $3,082.34
   32011140 1/15/04     WORLD CLASS PROCESSING                               $69,819.62
   32011141 1/15/04     WASTE MANAGEMENT OF WV                               $78,475.42
   32011142 1/15/04     WV DIVISION OF MOTOR VEHICLES                           $150.00
   32011143 1/15/04     WEST VIRGINIA OHIO MOTOR SALES                        $3,194.43
   32011144 1/15/04     VALLEY NATIONAL GASES INCORPORATED                    $7,607.58
   32011145 1/15/04     GE BETZ                                              $54,567.00
   32011146 1/15/04     GREER STEEL                                           $4,709.09
   32011147 1/15/04     QUALITY ROLLS INCORPORATED                           $46,361.00
   32011148 1/15/04     CINTAS                                               $28,592.96
   32011149 1/15/04     AIR COMPLIANCE CONSULTANTS INC                        $4,285.41
   32011150 1/15/04     J POTTER INC INDUSTRIAL SUPPLY                          $937.48
   32011151 1/15/04     COMPOSITECH                                           $2,118.00
   32011152 1/15/04     ARMSTRONG TELEPHONE                                      $40.90
   32011153 1/15/04     BELL ATLANTIC WEST VIRGINIA                             $127.09
   32011154 1/15/04     HOLLAND COMPANY LP                                      $424.00
   32011155 1/15/04     WEST VIRGINIA                                         $5,612.48
   32011156 1/15/04     FE X GROUP LLC                                      $110,878.75
   32011157 1/15/04     CANNON BOILER WORKS INCORPORATED                      $4,261.20
   32011158 1/15/04     NATIONAL PACKAGING SERVICES                          $16,486.34
   32011159 1/15/04     PERFORMIX                                            $73,660.54
   32011160 1/15/04     SIEMENS BUILDING TECHNOLOGIES INC                     $2,118.12
   32011161 1/15/04     COMCAST                                                  $43.74
   32011162 1/15/04     ASHLAND DISTRIBUTION                                  $1,533.88
   32011163 1/15/04     PANGRAPHICS LLC                                      $11,854.71
   32011164 1/15/04     POLYMER FLOORING SOLUTIONS                              $636.25
   32011165 1/15/04     QUEST                                                   $123.58
   32011166 1/15/04     AMO INDUSTRIES INCORPORATED                           $6,363.00
   32011167 1/15/04     CULLIGAN WATER CONDITIONING                             $240.00
   32011168 1/15/04     AERO CHEM INCORPORATED                               $18,413.21
   32011169 1/15/04     ALLEN BOX COMPANY INCORPORATED                        $1,197.00
   32011170 1/15/04     ASKO INCORPORATED                                    $15,957.75
   32011171 1/15/04     AUTO GLASS CENTER                                       $315.00
   32011172 1/15/04     BEAVER VALLEY WELDING SUPPLY INC                        $245.88

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011173 1/15/04     PRECOAT METALS                                       $38,482.30
   32011174 1/15/04     PC CAMPANA INCORPORATED                               $1,100.92
   32011175 1/15/04     CARBONE USA CORORATION                                $1,814.51
   32011176 1/15/04     CASTRUCTION COMPANY REFRACTORIES                     $19,896.00
   32011177 1/15/04     DIAMOND ELECTRONICS                                      $57.70
   32011178 1/15/04     DOYLE EQUIPMENT COMPANY                               $3,041.40
   32011179 1/15/04     HERAEUS ELECTO-NITE COMPANY                          $21,067.99
   32011180 1/15/04     FERGUSON TIRE SERVICE COMPANY INC                    $16,120.55
   32011181 1/15/04     LOUIS A GRANT INCORPORATED                            $4,240.00
   32011182 1/15/04     HALY INCORPORATED                                    $16,023.52
   32011183 1/15/04     NEWLAND ASSOCIATES INCORPORATED                         $660.11
   32011184 1/15/04     CASTPOWDER LLC                                        $6,688.00
   32011185 1/15/04     INTERNATIONAL MILL SERVICE INC                      $598,055.85
   32011186 1/15/04     SPENCER TURBINE COMPANY                               $1,858.48
   32011187 1/15/04     GFS CHEMICALS                                           $271.72
   32011188 1/15/04     K&B ELECTRIC MOTOR SERVICE INC                       $13,610.00
   32011189 1/15/04     KERRY COMPANY INCORPORATED                              $218.00
   32011190 1/15/04     LAWSONS AUTO PARTS                                    $1,365.49
   32011191 1/15/04     BINKS INDUSTRIES INCORPORATED                         $1,517.04
   32011192 1/15/04     MAZZELLA LIFTING TECHNOLOGIES                        $32,021.71
   32011193 1/15/04     EQUIPCO DIV PHILLIPS CORPORATION                     $48,036.68
   32011194 1/15/04     MSSI INCORPORATED                                    $23,783.00
   32011195 1/15/04     NATIONAL COLLOID CORPORATION                          $1,600.00
   32011196 1/15/04     HE NEUMANN COMPANY                                    $9,534.88
   32011197 1/15/04     ADMIRAL EMPLOYEE MANAGEMENT SVCS                     $26,718.10
   32011198 1/15/04     PLIBRICO SALES & SERV INCORPORATED                   $14,084.40
   32011199 1/15/04     HANNON ELECTRIC COMPANY                              $97,012.73
   32011200 1/15/04     PORTERSVILLE VALVE COMPANY                            $2,948.75
   32011201 1/15/04     PERFORMIX                                             $2,865.68
   32011202 1/15/04     RESCO PRODUCTS INCORPORATED                          $14,850.32
   32011203 1/15/04     RUBBER MILLERS INCORPORATED                          $95,327.48
   32011204 1/15/04     JOSEPH T RYERSON & SON INCORPORATED                  $13,609.92
   32011205 1/15/04     SAL CHEMICAL COMPANY INCORPORATED                     $2,961.60
   32011206 1/15/04     SEXAUER MASTER CATALOG                                  $299.12
   32011207 1/15/04     SPRAYING SYSTEMS COMPANY                              $7,730.52
   32011208 1/15/04     LAFARGE CORPORATION                                   $2,403.25
   32011209 1/15/04     STEUBENVILLE TRUCK CENTER                             $1,652.84
   32011210 1/15/04     STRAUSS LLC                                           $9,016.58
   32011211 1/15/04     TAYLOR WINFIELD CORPORATION                           $2,068.42
   32011212 1/15/04     FT THOMAS PUMP & SUPPLY COMPANY INC                     $756.95
   32011213 1/15/04     TOOL SALES & SERVICE COMPANY INC                      $6,519.57
   32011214 1/15/04     TRI STATE ELECTRIC & MACHINE CO INC                  $38,550.19
   32011215 1/15/04     TRI STATE SUPPLY COMPANY INC                          $1,290.04
   32011216 1/15/04     UNITED SAFETY SERVICES INCORPORATED                   $2,655.00
   32011217 1/15/04     MAXWELL WELDING & MACHINE                            $10,106.15
   32011218 1/15/04     UNITED REFRACTORIES INCORPORATED                     $37,150.57
   32011219 1/15/04     ALLEGHENY PIPE & SUPPLY COMPANY                      $39,964.63
   32011220 1/15/04     WEIRTON MEDICAL CENTER                                $4,204.75
   32011221 1/15/04     WEIRTON ICE & COAL                                   $35,570.11
   32011222 1/15/04     WEIRTON LUMBER COMPANY                                $5,985.73
   32011223 1/15/04     WEIRTON RADIOLOGICAL ASSN INC                           $685.00
   32011224 1/15/04     AQUATECH                                                $165.00
   32011225 1/15/04     WEST ELIZABETH LUMBER COMPANY                         $1,543.80
   32011226 1/15/04     WOODINGS INDUSTRIAL CORPORATION                       $6,143.15
   32011227 1/15/04     XTEK INCORPORATED                                    $78,562.26
   32011228 1/15/04     INDUSTRIAL CONTROLS & EQUIPMENT                         $255.50
   32011229 1/15/04     LOWRY COMPUTER PRODUCTS                                 $797.00
   32011230 1/15/04     MARLIN MANUFACTURING CORPORATION                        $636.10
   32011231 1/15/04     CHUCKS RADIATOR REPAIR                                $2,310.00
   32011232 1/15/04     GEGA CORPORATION                                      $4,174.00
   32011233 1/15/04     VERNON DELL TRACTOR                                   $6,421.95
   32011234 1/15/04     BHA                                                     $456.91
   32011235 1/15/04     SPIRIT SERVICES COMPANY                                 $603.20
   32011236 1/15/04     TPC WIRE AND CABLE                                    $1,466.97
   32011237 1/15/04     AUTOMATIC VENDORS INCORPORATED                       $37,143.25
   32011238 1/15/04     WEST VIEW-CUNNINGHAM COMPANY INC                     $11,845.00
   32011239 1/15/04     RW WILSON                                            $10,400.00
   32011240 1/15/04     HGJ (HAROLD G JONES) SERVICE                          $1,946.93
   32011241 1/15/04     WJ SERVICES INCORPORATED                             $25,500.00
   32011242 1/15/04     AMERICAN LIME & STONE COMPANY                        $16,200.45

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011243 1/15/04     SUPERBOLT INCORPORATED                                $9,339.55
   32011244 1/15/04     BATTERY SYSTEMS INCORPORATED                            $150.00
   32011245 1/15/04     PINNEY DOCK & TRANSPORT COMPANY                      $48,609.22
   32011246 1/15/04     BARCLAY MACHINE INCORPORATED                         $80,181.50
   32011247 1/15/04     A&L TRUCK ELECTRIC                                      $386.32
   32011248 1/15/04     QUALITY ROLLS INCORPORATED                           $25,164.00
   32011249 1/15/04     EMPIRE TRUCK & TRAILER                                  $243.74
   32011250 1/15/04     GLASPELL LUMBER COMPANY INC                           $2,846.68
   32011251 1/15/04     LUDECA INCORPORATED                                   $1,079.04
   32011252 1/15/04     ANTHONY CRANE RENTAL INCORPORATED                    $10,089.42
   32011253 1/15/04     SAFWAY STEEL SCAFFOLDS COMPANY                        $1,256.78
   32011254 1/15/04     PRECISION ABRASIVES INCORPORATED                     $31,494.00
   32011255 1/15/04     STOLLBERG INCORPORATED                               $10,363.50
   32011256 1/15/04     WB WELLS COMPANY INCORPORATED                        $14,233.40
   32011257 1/15/04     SGL ACOTEC INCORPORATED                              $13,454.18
   32011258 1/15/04     HGJ (HAROLD G JONES) SERVICE                          $2,571.61
   32011259 1/15/04     HUSTON INDUSTRIAL SALES INC                           $1,646.30
   32011260 1/15/04     LIBERTY DISTRIBUTORS INCORPORATED                    $39,791.84
   32011261 1/15/04     ALDON COMPANY                                           $709.89
   32011262 1/15/04     INDUSTRIAL SERVICE CONTRACTORS                        $7,666.00
   32011263 1/15/04     FISHER PEST CONTROL                                   $1,960.00
   32011264 1/15/04     APPALACHIAN TIMBER SERVICES INC                      $14,394.90
   32011265 1/15/04     CLEVELAND GEAR COMPANY                               $13,986.00
   32011266 1/15/04     WEST PENN OPTICAL COMPANY                             $3,052.50
   32011267 1/15/04     LINSEIS INCORPORATED                                  $1,964.16
   32011268 1/15/04     AIR SCIENCE CONSULTANTS INC                             $255.00
   32011269 1/15/04     DRAFTO CORPORATION                                    $9,140.00
   32011270 1/15/04     MORGAN CONSTRUCTION COMPANY                           $4,664.53
   32011271 1/15/04     PETROCLEAN INCORPORATED                                 $939.00
   32011272 1/15/04     JAMES M COX COMPANY INCORPORATED                      $7,219.48
   32011273 1/15/04     TRI STATE VALVE & INSTRUMENT INC                      $1,212.82
   32011274 1/15/04     CRAWFORD SUPPLY COMPANY                                 $947.42
   32011275 1/15/04     HERR-VOSS                                             $1,503.00
   32011276 1/15/04     FOOT MANAGEMENT                                          $75.00
   32011277 1/15/04     FALCON FOUNDRY COMPANY                                $8,826.00
   32011278 1/15/04     ROLAND VAN RIJN                                       $3,000.05
   32011279 1/15/04     PHONAK INCORPORATED                                   $5,608.65
   32011280 1/15/04     ENVIRO-TECH ABATEMENT SERVICE                        $19,735.60
   32011281 1/15/04     RADIAMETRICS INCORPORATED                               $676.76
   32011282 1/15/04     PERSONNEL TEMPORARY SERVICS INC                         $235.20
   32011283 1/15/04     MID COAST TERMINAL COMPANY                           $11,034.98
   32011284 1/15/04     EPSU INCORPORATED                                     $1,361.13
   32011285 1/15/04     WESCHLER INSTRUMENT                                     $347.90
   32011286 1/15/04     PACE ANALYTICAL SERVICES INC                            $701.00
   32011287 1/15/04     ANCHOR SCIENTIFIC INCORPORATED                           $71.02
   32011288 1/15/04     ANKER INDUSTRIES                                     $12,474.00
   32011289 1/15/04     GILSON ENGINEERING SALES INC                            $214.64
   32011290 1/15/04     SARDELLO INCORPORATED                                   $480.00
   32011291 1/15/04     UNIFIRST CORPORATION                                  $2,964.52
   32011292 1/15/04     ESSIX RESOURCES INCORPORATED                         $90,482.32
   32011293 1/15/04     PREMIER SAFETY & SERVICE INC                          $1,683.35
   32011294 1/15/04     PERFECTION SERVO HYDRAULICS INC                         $321.29
   32011295 1/15/04     HENKEL SURFACE TECHNOLOGIES                          $92,509.30
   32011296 1/15/04     SUPERIOR ALLOY STEEL COMPANY                          $2,103.96
   32011297 1/15/04     LAQUE CENTER FOR CORROSION                              $252.58
   32011298 1/15/04     DURALOY TECHNOLOGIES INCORPORATED                    $35,972.00
   32011299 1/15/04     WHEELING & LAKE ERIE RAILWAY CO                       $5,700.00
   32011300 1/15/04     FERALLOY CORPORATION                                  $2,602.95
   32011301 1/15/04     ROLAND VAN RIJN                                       $4,295.87
   32011302 1/15/04     UNITED FOUNDRY INCORPORATED                          $23,430.00
   32011303 1/15/04     AMERICAN WASTE MANAGEMENT SERVICES                   $56,881.37
   32011304 1/15/04     ADX UNIMARK INCORPORATED                              $1,659.86
   32011305 1/15/04     TRI-STATE DISTRIBUTING INCORPORATED                     $161.39
   32011306 1/15/04     DIE TECH MACHINE INCORPORATED                        $22,778.46
   32011307 1/15/04     PARAMOUNT TECHNOLOGIES INCORPORATED                   $2,240.00
   32011308 1/15/04     BUSY BEE MUFFLER                                         $55.25
   32011309 1/15/04     SUBURBAN PUMP & MACHINE COMPANY INC                  $54,691.60
   32011310 1/15/04     CANDLE CORPORATION                                   $15,000.00
   32011311 1/15/04     INFOSIGHT/TELESIS METALS                              $7,907.49
   32011312 1/15/04     ROLL & HOLD                                              $61.97

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011313 1/15/04     RAIL SYSTEMS INCORPORATED                            $14,820.40
   32011314 1/15/04     TRANSCON INCORPORATED                                $19,248.20
   32011315 1/15/04     SYNTECH PRODUCTS CORPORATION                         $11,857.74
   32011316 1/15/04     AUTOBOS COMPUTING INCORPORATED                        $4,956.00
   32011317 1/15/04     HARRINGTON INDUSTRIAL PLASTIC                            $51.96
   32011318 1/15/04     RITTER ENGINEERING COMPANY                            $8,031.82
   32011319 1/15/04     CENTRI DYNE EQUIPMENT COMPANY                         $3,474.00
   32011320 1/15/04     AMEPA AMERICA INCORPORATED                           $16,094.36
   32011321 1/15/04     EXCELLOY INDUSTRIES                                   $5,771.93
   32011322 1/15/04     COMPUCOM                                              $7,958.70
   32011323 1/15/04     STRAUSS INDUSTRIES                                   $16,640.76
   32011324 1/15/04     MACHINE SHOP SPECIALISTS INC                          $4,535.00
   32011325 1/15/04     REYNOLDS SERVICE INCORPORATED                        $22,793.28
   32011326 1/15/04     SERVICE SPECIALTIES INCORPORATED                      $8,808.76
   32011327 1/15/04     C&K INDUSTRIAL SERVICES INC                          $14,043.39
   32011328 1/15/04     ESC RESOURCES                                         $1,647.00
   32011329 1/15/04     HARRIS INSTRUMENT CORPORATION                           $677.08
   32011330 1/15/04     SIMCO CONTROL                                         $1,464.00
   32011331 1/15/04     REFERENCE METALS                                     $24,800.00
   32011332 1/15/04     HARBISON WALKER REFRACTORIES                         $95,024.41
   32011333 1/15/04     UNITED STEEL SERVICE INCORPORATED                     $3,017.63
   32011334 1/15/04     BARIUM & CHEMICALS INCORPORATED                       $1,920.00
   32011335 1/15/04     CURBELL INDUSTRIAL PLASTICS                           $1,845.50
   32011336 1/15/04     JF MARTT & ASSOCIATES INCORPORATED                   $20,214.90
   32011337 1/15/04     CISCO SYSTEMS INCORPORATED                           $12,560.86
   32011338 1/15/04     NATIONAL ELECTRIC CARBON PRODUCTS                     $9,693.64
   32011339 1/15/04     CITY MACHINE TECHNOLOGIES INC                        $12,115.00
   32011340 1/15/04     WEST PENN CORP MEDICAL SERV INC                      $21,590.00
   32011341 1/15/04     X-ERGON                                               $5,784.53
   32011342 1/15/04     OHIO CONTACT COMPANY                                  $8,500.00
   32011343 1/15/04     E J BOGNAR INCORPORATED                               $7,472.64
   32011344 1/15/04     AMERICAN METALS COMPANY                               $8,045.00
   32011345 1/15/04     CLEVELAND BULK TERMINAL                              $98,864.26
   32011346 1/15/04     MOTION INDUSTRIES                                   $114,517.80
   32011347 1/15/04     WESTINGHOUSE ELECTRIC SUPPLY CO                      $27,656.92
   32011348 1/15/04     HENKEL SURFACE TECHNOLOGIES                             $396.61
   32011349 1/15/04     C GRANTHAM CO INC                                       $281.07
   32011350 1/15/04     AIRTEK INCORPORATED                                     $171.26
   32011351 1/15/04     COMMAND SYSTEMS INCORPORATED                         $18,719.45
   32011352 1/15/04     BEST SAND CORPORATION                                   $753.60
   32011353 1/15/04     IOS CAPITAL                                              $40.86
   32011354 1/15/04     US DEPARTMENT OF COMMERCE                             $2,160.00
   32011355 1/15/04     KING AND BUNGARD LUMBER COMPANY INC                   $7,420.20
   32011356 1/15/04     X L BOX INCORPORATED                                 $75,416.00
   32011357 1/15/04     TEK SYSTEMS                                           $2,941.20
   32011358 1/15/04     S/D ENGINEERS INCORPORATED                           $13,257.27
   32011359 1/15/04     FONTAINE ENGINEERING INCORPORATED                       $182.58
   32011360 1/15/04     PERKIN ELMER INSTRUMENTS                              $2,622.08
   32011361 1/15/04     TRANSCAT / EIL                                           $50.00
   32011362 1/15/04     COURION                                              $10,434.08
   32011363 1/15/04     PROCESS CONTROL GROUP INCORPORAED                     $7,261.86
   32011364 1/15/04     ENPROTECH CORPORATION                                 $3,330.00
   32011365 1/15/04     ALL CRANE RENTAL CORPORATION                          $5,850.00
   32011366 1/15/04     ADVANCED TECHNICAL PRODUCTS                           $4,686.14
   32011367 1/15/04     MILLER & COMPANY                                      $1,702.20
   32011368 1/15/04     INTERAMERICAN ZINC INCORPORATED                       $9,070.10
   32011369 1/15/04     ADVANCE APPLICATION SYSTEMS                           $3,230.00
   32011370 1/15/04     UNITED RENTALS AERIAL EQUIPMENT                       $2,235.75
   32011371 1/15/04     DARBY DRUG COMPANY                                       $30.85
   32011372 1/15/04     BECKWITH MACHINERY COMPANY                            $4,000.00
   32011373 1/15/04     RIEGER CRANE RENTAL                                   $1,700.00
   32011374 1/15/04     FUNDICION SAN CAYETANO SA                            $39,000.00
   32011375 1/15/04     ACORDIA OF WEST VIRGINIA                             $23,020.00
   32011376 1/15/04     SCHINDLER ELEVATOR CORPORATION                        $9,304.60
   32011377 1/15/04     THERMO ONIX                                             $476.63
   32011378 1/15/04     A P SERVICES                                            $820.00
   32011379 1/15/04     CENTER FOR EXCELLENCE IN WRKPL EDUC                   $4,689.00
   32011380 1/15/04     GREEN LIGHTS RECYCLING INCORPORATED                      $17.37
   32011381 1/15/04     WELDING SERVICES INCORPORATED                       $156,450.62
   32011382 1/15/04     INDUSTRIAL MINERALS INCORPORATED                      $9,930.74

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011383 1/15/04     MBS SALES INCORPORATED                                $9,605.36
   32011384 1/15/04     CIVIL & ENVIRONMENTAL CONSULTANTS                    $26,204.26
   32011385 1/15/04     CONNORS INDUSTRIALS INCORPORATED                      $9,384.00
   32011386 1/15/04     COPYGUARD                                             $1,360.00
   32011387 1/15/04     NATIONAL ROLL COMPANY                                $49,400.00
   32011388 1/15/04     SHAPE TECHNOLOGY INCORPORATED                         $2,770.79
   32011389 1/15/04     P F ENVIRONMENTAL                                    $74,867.62
   32011390 1/15/04     (I) STRUCTURE                                       $202,868.24
   32011391 1/15/04     INVENSYS SYSTEMS INCORPORATED                         $1,226.00
   32011392 1/15/04     OPT BRUSH COMPANY                                     $1,743.00
   32011393 1/15/04     GATEWAY INDUSTRIAL SUPPLY                               $889.00
   32011394 1/15/04     SH BROWN & ASSOCIATES                                   $531.30
   32011395 1/15/04     THERMO-COUPLE PRODUCTS COMPANY                          $742.91
   32011396 1/15/04     WESTINGHOUSE AIR BRAKE COMPANY                          $359.00
   32011397 1/15/04     SPARTAN FABRICATION INCORPORATED                      $3,819.30
   32011398 1/15/04     TRI STATE ICE                                         $3,527.82
   32011399 1/15/04     L&G REPAIR SERVICE                                      $233.39
   32011400 1/15/04     ENTERPRISE FLEET SERVICES                            $22,593.61
   32011401 1/15/04     MORRIS MATERIAL HANDLING                              $1,299.74
   32011402 1/15/04     ROSS SYSTEMS & CONTROLS                               $1,178.06
   32011403 1/15/04     NUCLEUS LLC                                           $2,380.00
   32011404 1/15/04     SPRINT UNITED                                           $835.42
   32011405 1/15/04     BULLOCK & ASSOCIATES                                    $240.00
   32011406 1/15/04     INDUSTRIAL CONTROLS DISTRIBUTORS                      $4,229.26
   32011407 1/15/04     DENNIS P OLDAKER                                        $960.00
   32011408 1/15/04     ROMAR METALS                                          $1,377.00
   32011409 1/15/04     JEROME SOLOMAN                                        $1,384.00
   32011410 1/15/04     MULTIFAB & MACHINE INCORPORATED                         $132.00
   32011411 1/15/04     SIEMENS                                               $4,588.85
   32011412 1/15/04     SRI - DIVISION OF GE                                 $63,726.73
   32011413 1/15/04     TRI STATE REPROGRAPHICS                               $1,915.00
   32011414 1/15/04     UNIVERSAL MEDICAL SERVICES                              $802.53
   32011415 1/15/04     EAST PENN MANUFACTURING COMPANY INC                     $693.60
   32011416 1/15/04     J&J EMERGENCY VEHICLE SALES INC                       $1,733.43
   32011417 1/15/04     PENN RECORD SYSTEM                                      $497.31
   32011418 1/15/04     SECURITAS SECURITY SERVICES USA INC                  $16,127.23
   32011419 1/15/04     MBC LEASING CORPORATION                              $12,430.68
   32011420 1/15/04     IKON OFFICE SOLUTIONS INCORPORATED                   $35,408.05
   32011421 1/15/04     HERR-VOSS                                             $3,020.00
   32011422 1/15/04     RECO EQUIPMENT INCORPORATED                           $2,699.34
   32011423 1/15/04     ACCI                                                    $425.00
   32011424 1/15/04     VEITCH CONSULTING SERVICES                            $1,691.57
   32011425 1/15/04     J T VENDING                                           $1,250.00
   32011426 1/15/04     PRECISION FILTRATION                                  $1,304.40
   32011427 1/15/04     ROBERT G BREWTON INCORPORATED                         $4,436.06
   32011428 1/15/04     BOISE OFFICE SOLUTIONS                               $32,194.18
   32011429 1/15/04     UNI FAB INCORPORATED                                  $8,630.00
   32011430 1/15/04     C&W SALES INCORPORATED                                $1,911.14
   32011431 1/15/04     DORR-OLIVER EIMCO USA                                   $147.88
   32011432 1/15/04     WACHOVIA SECURITIES LLC                                 $829.15
   32011433 1/15/04     COMPAQ COMPUTER CORPORATION                          $23,070.42
   32011434 1/15/04     MCKEE STEWART EQUIPMENT CORPORATION                   $3,449.17
   32011435 1/15/04     QUEST NETWORK SOLUTIONS                               $2,054.79
   32011436 1/15/04     WAUSAU INSURANCE COMPANIES                               $79.00
   32011437 1/15/04     BERDINE GARY L                                        $1,143.38
   32011438 1/15/04     HARRIS GARY                                              $30.48
   32011439 1/15/04     DEPAUL PAUL J III                                        $69.95
   32011440 1/15/04     WISNER EDWARD F                                       $1,002.43
   32011441 1/15/04     DINTINI DAVID P                                         $256.70
   32011442 1/15/04     DOWDY KAYE                                               $50.00
   32011443 1/15/04     KEPES MARK J                                            $249.62
   32011444 1/15/04     BACKEL CHRISTOPHER                                      $879.00
   32011445 1/15/04     VAN DYKE R WAYNE                                        $411.42
   32011446 1/15/04     TAIBI SAMUEL P                                           $98.90
   32011447 1/15/04     OROURKE EDWARD F                                        $275.94
   32011448 1/15/04     PAVLIK MICHAEL J                                         $91.00
   32011449 1/15/04     MCDONALD THOMAS H                                       $178.00
   32011450 1/15/04     RUNKEL TOM                                               $29.10
   32011451 1/15/04     BRUECKEL LEE P                                          $150.78
   32011452 1/15/04     JARVIS IRA A                                             $14.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011453 1/15/04     CARTER JAYMES A                                          $75.00
   32011454 1/15/04     LEACH DAVID A                                           $213.90
   32011455 1/15/04     LINN WILLIAM C                                          $496.17
   32011456 1/15/04     GREATHOUSE BILLY J                                       $75.45
   32011457 1/15/04     VIDAS CYNTHIA B                                         $247.40
   32011458 1/15/04     CHRISTOPHER GREGORY R                                   $255.05
   32011459 1/15/04     HARRIS ULYSSES                                           $54.00
   32011460 1/15/04     PETRELLA JOHN J                                         $900.00
   32011461 1/15/04     HOFFMAN RICHARD                                          $19.57
   32011462 1/15/04     BISH DORETTA L                                          $942.00
   32011463 1/19/04     AT&T WIRELESS SERVICES                                  $364.51
   32011464 1/21/04     BETTY STEWART                                           $243.39
   32011465 1/21/04     CHAPTER 13 TRUSTEE                                    $1,884.83
   32011466 1/21/04     CHILD SUPPORT ENFORCEMENT DIV.                       $13,619.57
   32011467 1/21/04     CYNTHIA M BROWN                                         $150.00
   32011468 1/21/04     DEPT OF TAX AND REVENUE - WHLG                          $141.83
   32011469 1/21/04     GLENDA BROOKS, CLERK                                    $225.45
   32011470 1/21/04     JEFFERSON COUNTY COURT                                  $487.79
   32011471 1/21/04     JENNY K. MALLICONE                                      $181.86
   32011472 1/21/04     SANDRA BROWN                                             $92.32
   32011473 1/21/04     SHARON PEPPER                                           $115.38
   32011474 1/21/04     STEUBENVILLE MUNICIPAL COURT                            $143.24
   32011475 1/21/04     U.S. DEPT. OF EDUCATION                                 $372.19
   32011476 1/21/04     COLONIAL LIFE - ACCIDENT INS                          $8,258.55
   32011477 1/21/04     THOMAS E MILLSOP COMMUNITY CTR                        $1,047.94
   32011478 1/21/04     INDEPENDENT GUARD UNION                                 $190.00
   32011479 1/21/04     INDEPENDENT STEELWORKERS UNION                       $17,968.00
   32011480 1/21/04     FEDERAL RESERVE BANK CLEV-PGH                        $11,350.00
   32011481 1/21/04     RELIASTAR LIFE INSURANCE                              $1,615.96
   32011482 1/21/04     UNIFIRST CORPORATION GARMET                           $3,333.97
   32011483 1/21/04     UNITED WAY BROOKE CO                                    $222.25
   32011484 1/21/04     BURGETTSTOWN LIONS CLUB                                  $39.25
   32011485 1/21/04     COMM CHEST OF FOLLANSBEE                                 $86.45
   32011486 1/21/04     UNITED WAY UPPER HANCOCK CO WV                           $35.50
   32011487 1/21/04     UNITED WAY JEFFERSON CO                                 $365.38
   32011488 1/21/04     UNITED WAY NEW CUMBERLAND                               $154.50
   32011489 1/21/04     PARIS CIVIC CLUB                                         $53.00
   32011490 1/21/04     POTTERY ADDITION VOL FIRE DEPT                           $33.75
   32011491 1/21/04     UNITED WAY SOUTHWESTERN PA                               $18.00
   32011492 1/21/04     UNITED WAY UPPER OHIO VALLEY                             $22.75
   32011493 1/21/04     UNITED WAY WEIRTON                                      $826.60
   32011494 1/21/04     UNITED WAY RICHMOND OH                                   $58.50
   32011495 1/21/04     UNITED WAY S COLUMBIANA CO                               $36.50
   32011496 1/21/04     INTERNAL REVENUE SV YOUNGSTOWN                          $250.00
   32011497 1/21/04     SAFETY SOLUTIONS                                      $3,175.01
   32011498 1/21/04     DEBRA R SCOTT                                           $237.00
   32011499 1/21/04     UNITED STATES LIFE INSURANCE                            $525.33
   32011500 1/21/04     JEFFERSON COUNTY COURT #2                               $386.54
   32011501 1/21/04     PA SCDU                                               $3,486.04
   32011502 1/21/04     ISU FOOD BANK                                           $214.50
   32011503 1/21/04     OHIO CSPC                                            $17,039.14
   32011504 1/21/04     COMMONWEALTH OF MASSACHUSETTS                           $473.62
   32011505 1/21/04     SUSAN LATIMER                                           $273.24
   32011506 1/21/04     INTERNAL REVENUE SERVICE                                $200.00
   32011507 1/21/04     STATE CENTRAL COLLECTION                                $140.00
   32011508 1/21/04     TREASURER OF ALAMEDA COUNTY                             $230.76
   32011509 1/21/04     TODD & STACIE WEBSTER                                   $297.46
   32011510 1/22/04     BOC GASES                                           $130,308.73
   32011511 1/22/04     ASKO INCORPORATED                                     $6,310.00
   32011512 1/22/04     COLE PARMER INSTRUMENT COMPANY                          $103.69
   32011513 1/22/04     WE BROSIUS COMPANY                                      $357.84
   32011514 1/22/04     PIETRO DINOVO & SON INC                                 $389.80
   32011515 1/22/04     OS HILL & COMPANY INCORPORATED                        $2,223.61
   32011516 1/22/04     HERAEUS ELECTO-NITE COMPANY                           $7,058.25
   32011517 1/22/04     EQUIPMENT & CONTROLS INCORPORATED                    $13,921.72
   32011518 1/22/04     AMERICAN ELECTRIC POWER                                  $15.37
   32011519 1/22/04     HENKEL SURFACE TECHNOLOGIES                         $904,027.18
   32011520 1/22/04     SHERWIN WILLIAMS                                      $1,937.48
   32011521 1/22/04     ALLEGHENY PIPE & SUPPLY COMPANY                         $193.80
   32011522 1/22/04     AERISS INCORPORATED                                   $4,100.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011523 1/22/04     NEO INDUSTRIES INCORPORATED                           $8,650.00
   32011524 1/22/04     MOUNTAINEER GAS COMPANY                               $8,621.25
   32011525 1/22/04     ALLEGHENY METALS & MINERALS INC                       $4,357.29
   32011526 1/22/04     INTERNATIONAL SHARED SERVICE                          $1,664.57
   32011527 1/22/04     HOWARD CONCRETE                                       $1,248.00
   32011528 1/22/04     ALABAMA COPPER & BRONZE COMPANY INC                   $7,786.20
   32011529 1/22/04     ANTHONY CRANE RENTAL INCORPORATED                    $51,987.83
   32011530 1/22/04     GRAINGER                                                $566.75
   32011531 1/22/04     SGL ACOTEC INCORPORATED                               $3,078.00
   32011532 1/22/04     SERVICE GUIDE INCORPORATED                            $5,507.63
   32011533 1/22/04     GEORGE V HAMILTON INCORPORATED                       $12,762.23
   32011534 1/22/04     TENNESSEE DEPARTMENT OF REVENUE                       $2,127.00
   32011535 1/22/04     OHIO STEEL SLITTERS                                   $2,430.43
   32011536 1/22/04     SAFETY SOLUTIONS INCORPORATED                           $453.05
   32011537 1/22/04     ANCHOR SEALS INCORPORATED                            $10,346.18
   32011538 1/22/04     SUBURBAN PUMP & MACHINE COMPANY INC                   $5,163.96
   32011539 1/22/04     ROLL & HOLD                                             $359.93
   32011540 1/22/04     KEYSTONE MOUNTAINEER POWER SYSTEMS                    $5,608.65
   32011541 1/22/04     ALLEGHENY POWER                                       $8,075.89
   32011542 1/22/04     GENERAL ELECTRIC COMPANY                             $30,208.75
   32011543 1/22/04     CORROSION CONTROL INCORPORATED                          $991.51
   32011544 1/22/04     GRAINGER                                             $53,185.83
   32011545 1/22/04     S/D ENGINEERS INCORPORATED                           $13,422.81
   32011546 1/22/04     WORLD CLASS PROCESSING                               $63,600.67
   32011547 1/22/04     WV DIVISION OF MOTOR VEHICLES                            $30.00
   32011548 1/22/04     SIMMONS BOARDMAN BOOKS INC                              $357.20
   32011549 1/22/04     TREASURER OF STATE OF OHIO                               $34.20
   32011550 1/22/04     VALLEY NATIONAL GASES INCORPORATED                    $7,558.37
   32011551 1/22/04     GILSON ENGINEERING SALES INC                             $73.50
   32011552 1/22/04     BELL ATLANTIC WEST VIRGINIA                          $24,540.28
   32011553 1/22/04     HOLLAND COMPANY LP                                    $1,434.22
   32011554 1/22/04     VERITRON PRECISION LLC                                $2,314.16
   32011555 1/22/04     PERFORMIX                                            $14,479.43
   32011556 1/22/04     CINCINNATI BELL TELEPHONE                               $196.96
   32011557 1/22/04     ABB AUTOMATION INCORPORATED                           $6,052.38
   32011558 1/22/04     AMO INDUSTRIES INCORPORATED                           $6,000.00
   32011559 1/22/04     AERO CHEM INCORPORATED                                $3,939.80
   32011560 1/22/04     ALLEGHENY HIGH LIFT                                     $322.86
   32011561 1/22/04     SUMITOMO CORPORATION OF AMERICA                      $31,372.80
   32011562 1/22/04     MOTION INDUSTRIES                                    $83,580.72
   32011563 1/22/04     PRECOAT METALS                                       $38,721.90
   32011564 1/22/04     RG BREWTON                                            $3,562.10
   32011565 1/22/04     CHEMALLOY COMPANY INCORPORATED                       $37,291.68
   32011566 1/22/04     H&K EQUIPMENT COMPANY INCORPORATED                   $34,201.22
   32011567 1/22/04     DAUBERT CHEMICAL COMPANY INC                          $1,629.75
   32011568 1/22/04     INDUSTRIAL BRAKE CO INCORPORATED                      $1,309.32
   32011569 1/22/04     DOYLE EQUIPMENT COMPANY                               $8,420.00
   32011570 1/22/04     EQUIPCO DIV PHILLIPS CORPORATION                      $1,060.18
   32011571 1/22/04     FERGUSON TIRE SERVICE COMPANY INC                     $7,839.07
   32011572 1/22/04     FISHER SCIENTIFIC COMPANY                             $1,858.26
   32011573 1/22/04     GILSON ENGINEERING SALES INC                            $719.38
   32011574 1/22/04     GOODING & SHIELDS RUBBER COMPANY                      $1,456.32
   32011575 1/22/04     LOUIS A GRANT INCORPORATED                           $26,913.35
   32011576 1/22/04     GRAPHIC CONTROLS                                        $103.48
   32011577 1/22/04     INTERNATIONAL MILL SERVICE INC                      $123,971.95
   32011578 1/22/04     MS JACOBS & ASSOCIATES INCORPORATED                   $3,055.17
   32011579 1/22/04     LAWSONS AUTO PARTS                                      $118.44
   32011580 1/22/04     MAZZELLA LIFTING TECHNOLOGIES                        $20,654.63
   32011581 1/22/04     BECKWITH MACHINERY COMPANY                            $6,934.05
   32011582 1/22/04     MSSI INCORPORATED                                     $6,802.00
   32011583 1/22/04     SG MORRIS COMPANY                                     $3,776.45
   32011584 1/22/04     ADMIRAL EMPLOYEE MANAGEMENT SVCS                     $12,507.72
   32011585 1/22/04     RESCO PRODUCTS INCORPORATED                          $29,502.00
   32011586 1/22/04     RUBBER MILLERS INCORPORATED                          $80,899.77
   32011587 1/22/04     JOSEPH T RYERSON & SON INCORPORATED                   $6,653.51
   32011588 1/22/04     WK MERRIMAN INCORPORATED                              $5,690.74
   32011589 1/22/04     MPW INDUSTRIAL SERVICES INC                          $55,179.74
   32011590 1/22/04     MILLCRAFT PRODUCTS INCORPORATED                     $238,772.60
   32011591 1/22/04     LAFARGE CORPORATION                                     $195.16
   32011592 1/22/04     TAYLOR WINFIELD CORPORATION                             $200.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011593 1/22/04     TRI STATE SUPPLY COMPANY INC                            $547.80
   32011594 1/22/04     MAXWELL WELDING & MACHINE                            $25,156.47
   32011595 1/22/04     LIGHTNING                                             $9,853.60
   32011596 1/22/04     VOTO MANUFACTURERS SALES COMPANY                      $3,150.01
   32011597 1/22/04     WEIRTON ICE & COAL                                   $22,631.46
   32011598 1/22/04     CANFIELD MANUFACTURING COMPANY                        $6,963.80
   32011599 1/22/04     XTEK INCORPORATED                                    $14,005.68
   32011600 1/22/04     CURBELL INDUSTRIAL PLASTICS                           $1,377.08
   32011601 1/22/04     MCMASTER CARR SUPPLY COMPANY                            $240.61
   32011602 1/22/04     RUGGED RENTALS                                        $2,137.16
   32011603 1/22/04     PAUL J FASSER JR                                     $21,238.61
   32011604 1/22/04     VERNON DELL TRACTOR                                   $2,753.73
   32011605 1/22/04     HY TECH MACHINE INCORPORATED                          $1,236.36
   32011606 1/22/04     SPIRIT SERVICES COMPANY                                  $22.30
   32011607 1/22/04     AUTOMATIC VENDORS INCORPORATED                           $28.05
   32011608 1/22/04     WARWOOD ARMATURE REPAIR COMPANY                      $61,533.34
   32011609 1/22/04     FABREEKA PRODUCTS COMPANY                             $4,029.32
   32011610 1/22/04     RW WILSON                                             $2,075.00
   32011611 1/22/04     HGJ (HAROLD G JONES) SERVICE                          $2,301.70
   32011612 1/22/04     ALLOY ENGINEERING COMPANY                            $22,950.00
   32011613 1/22/04     RITCHEY METALS COMPANY INCORPORATED                  $25,180.96
   32011614 1/22/04     AMERICAN LIME & STONE COMPANY                         $6,142.18
   32011615 1/22/04     ALBCO FOUNDRY INCORPORATED                            $6,740.00
   32011616 1/22/04     RAILINC                                                 $218.10
   32011617 1/22/04     AV LAUTTAMUS COMMUNICATIONS                           $6,207.76
   32011618 1/22/04     PINNEY DOCK & TRANSPORT COMPANY                      $39,795.42
   32011619 1/22/04     A&L TRUCK ELECTRIC                                      $569.90
   32011620 1/22/04     AC DELLOVADE INCORPORATED                            $85,359.00
   32011621 1/22/04     QUALITY ROLLS INCORPORATED                           $38,000.00
   32011622 1/22/04     CASEY EQUIPMENT CORPORATION                             $950.00
   32011623 1/22/04     NATIONAL HYDRAULICS INCORPORATED                     $16,403.00
   32011624 1/22/04     BAKERSTOWN CONTAINER CORPORATION                      $1,025.00
   32011625 1/22/04     SCHAGRIN ASSOCIATES                                   $6,061.50
   32011626 1/22/04     KARRAS PAINTING COMPANY INC                           $2,971.30
   32011627 1/22/04     BIGGIO FORD LINCOLN MERCURY                             $164.74
   32011628 1/22/04     NC SANITATION INCORPORATED                            $2,080.00
   32011629 1/22/04     RP ADAMS COMPANY INCORPORATED                            $96.15
   32011630 1/22/04     SPILMAN THOMAS & BATTLE, PLLC                        $49,030.64
   32011631 1/22/04     NEW CITY AUTO SALES                                      $86.46
   32011632 1/22/04     HUSTON INDUSTRIAL SALES INC                             $553.60
   32011633 1/22/04     LIBERTY DISTRIBUTORS INCORPORATED                    $44,959.50
   32011634 1/22/04     TESTA MACHINE COMPANY INCORPORATED                   $25,537.90
   32011635 1/22/04     WEST PENN OPTICAL COMPANY                             $2,788.45
   32011636 1/22/04     DRAFTO CORPORATION                                    $4,493.87
   32011637 1/22/04     MORGAN CONSTRUCTION COMPANY                          $49,174.45
   32011638 1/22/04     SHANLEY & BAKER                                      $31,127.53
   32011639 1/22/04     ST LAWRENCE                                          $10,980.97
   32011640 1/22/04     AMERICAN CONTRACTORS EQUIPMENT CO                     $1,620.00
   32011641 1/22/04     FOOT MANAGEMENT                                          $79.75
   32011642 1/22/04     HULCHER PROFESSIONAL SVC INC                         $20,756.42
   32011643 1/22/04     PHONAK INCORPORATED                                   $2,525.70
   32011644 1/22/04     MID COAST TERMINAL COMPANY                            $9,959.55
   32011645 1/22/04     REICHARD INDUSTRIES INCORPORATED                      $9,835.00
   32011646 1/22/04     SARCLAD ASKO                                            $735.00
   32011647 1/22/04     PACE ANALYTICAL SERVICES INC                            $182.00
   32011648 1/22/04     CATTRELL MOTOR COMPANY                                $2,018.54
   32011649 1/22/04     ANKER INDUSTRIES                                      $6,174.00
   32011650 1/22/04     DEPOSITORY TRUST CO                                     $680.00
   32011651 1/22/04     UNIFIRST CORPORATION                                     $29.20
   32011652 1/22/04     PREMIER SAFETY & SERVICE INC                          $5,443.98
   32011653 1/22/04     R&W OIL PRODUCTS                                      $6,307.51
   32011654 1/22/04     SUPERIOR ALLOY STEEL COMPANY                          $2,078.43
   32011655 1/22/04     DURALOY TECHNOLOGIES INCORPORATED                       $100.65
   32011656 1/22/04     AMERICAN WASTE MANAGEMENT SERVICES                   $10,455.47
   32011657 1/22/04     PARAMOUNT TECHNOLOGIES INCORPORATED                     $475.64
   32011658 1/22/04     INDUSTRIAL MTCE WELDING & MACHINING                  $37,311.00
   32011659 1/22/04     RAIL SYSTEMS INCORPORATED                             $9,647.77
   32011660 1/22/04     SUNGARD RECOVERY SERVIES                             $11,028.00
   32011661 1/22/04     FULMER COMPANY INCORPORATED                           $6,688.00
   32011662 1/22/04     RITTER ENGINEERING COMPANY                            $3,612.38

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011663 1/22/04     PROCESS CONTROL SERVICES                                $529.39
   32011664 1/22/04     US FILTER                                               $162.65
   32011665 1/22/04     COMPUCOM                                              $8,100.00
   32011666 1/22/04     STRAUSS INDUSTRIES                                    $5,408.44
   32011667 1/22/04     REYNOLDS SERVICE INCORPORATED                        $11,100.78
   32011668 1/22/04     SERVICE SPECIALTIES INCORPORATED                      $5,830.22
   32011669 1/22/04     C&K INDUSTRIAL SERVICES INC                          $25,921.17
   32011670 1/22/04     TOTAL EQUIPMENT COMPANY                              $22,250.00
   32011671 1/22/04     HILTI STEEL INDUSTRY DIV                                $121.20
   32011672 1/22/04     DIGILUBE SYSTEMS                                      $2,481.05
   32011673 1/22/04     ENERGY SYSTEMS SERVICES LIMITED                      $11,200.00
   32011674 1/22/04     HARBISON WALKER REFRACTORIES                         $21,318.00
   32011675 1/22/04     NATIONAL ELECTRIC CARBON PRODUCTS                     $1,567.55
   32011676 1/22/04     RIG PACKAGING CORPORATION                            $38,332.55
   32011677 1/22/04     PRECISION STRIP INCORPORATED                            $174.20
   32011678 1/22/04     BUSINESS RECORDS MANAGEMENT INC                          $49.76
   32011679 1/22/04     VANCE INTERNATIONAL COMPANIES                         $2,412.44
   32011680 1/22/04     E J BOGNAR INCORPORATED                               $3,743.04
   32011681 1/22/04     AMERICAN METALS COMPANY                               $5,275.00
   32011682 1/22/04     XEROX CORPORATION                                     $1,671.19
   32011683 1/22/04     WESTINGHOUSE ELECTRIC SUPPLY CO                      $38,328.47
   32011684 1/22/04     COMMAND SYSTEMS INCORPORATED                          $8,402.20
   32011685 1/22/04     KING AND BUNGARD LUMBER COMPANY INC                     $558.90
   32011686 1/22/04     CAMPBELL ASSOCIATES                                   $7,947.23
   32011687 1/22/04     X L BOX INCORPORATED                                 $38,676.00
   32011688 1/22/04     TEK SYSTEMS                                           $1,634.00
   32011689 1/22/04     FONTAINE ENGINEERING INCORPORATED                     $3,261.24
   32011690 1/22/04     ROTELICA INCORPORATED                                $24,950.00
   32011691 1/22/04     WASTE MANAGEMENT OF WV                               $17,941.65
   32011692 1/22/04     PITTSBUGH WIRE & CABLE INCORPORATED                   $1,563.49
   32011693 1/22/04     PERKIN ELMER INSTRUMENTS                                $551.96
   32011694 1/22/04     BOEING CAPITAL CORPORATION                            $4,106.42
   32011695 1/22/04     WEST VIRGINIA OHIO MOTOR SALES                           $88.12
   32011696 1/22/04     ALL CRANE RENTAL CORPORATION                          $2,115.00
   32011697 1/22/04     GE-BETZ                                                 $503.20
   32011698 1/22/04     INTERAMERICAN ZINC INCORPORATED                       $6,338.80
   32011699 1/22/04     ADVANCE APPLICATION SYSTEMS                           $3,230.00
   32011700 1/22/04     CINTAS                                               $13,070.11
   32011701 1/22/04     EQUIPCO DIV PHILLIPS CORPORATION                      $1,140.58
   32011702 1/22/04     UNITED RENTALS AERIAL EQUIPMENT                         $941.45
   32011703 1/22/04     DARBY DRUG COMPANY                                      $769.75
   32011704 1/22/04     WEST VIRGINIA OHIO MOTOR SALES                        $5,174.52
   32011705 1/22/04     H&K EQUIPMENT COMPANY INCORPORATED                   $36,508.06
   32011706 1/22/04     VALLEY GEAR INCORPORATED                              $2,900.00
   32011707 1/22/04     J POTTER INC INDUSTRIAL SUPPLY                        $1,691.38
   32011708 1/22/04     SCHINDLER ELEVATOR CORPORATION                       $15,072.79
   32011709 1/22/04     CENTER FOR EXCELLENCE IN WRKPL EDUC                   $2,653.10
   32011710 1/22/04     ATAC ENGINEERING INCORPORATED                        $44,932.50
   32011711 1/22/04     BECKWITH MACHINERY COMPANY                            $6,249.79
   32011712 1/22/04     KERSHAW MANUFACTURING CANADA                          $5,850.00
   32011713 1/22/04     GEOCORP                                                 $224.76
   32011714 1/22/04     MBS WAREHOUSE                                         $4,031.55
   32011715 1/22/04     NATIONAL ROLL COMPANY                                $40,500.00
   32011716 1/22/04     STERLING COMMERCE                                     $1,350.00
   32011717 1/22/04     P F ENVIRONMENTAL                                    $36,631.05
   32011718 1/22/04     GATEWAY INDUSTRIAL SUPPLY                               $248.86
   32011719 1/22/04     MIDWAY MOTOR SALES INCORPORATED                         $851.39
   32011720 1/22/04     MIDWAY MOTOR SALES INCORPORATED                         $623.61
   32011721 1/22/04     SH BROWN & ASSOCIATES                                   $553.55
   32011722 1/22/04     WESTINGHOUSE AIR BRAKE COMPANY                          $998.35
   32011723 1/22/04     TORONTO TRANSMISSION SERVICE                            $200.00
   32011724 1/22/04     FE X GROUP LLC                                       $10,299.15
   32011725 1/22/04     COMBUSTION TECHNOLOGIES                               $3,564.00
   32011726 1/22/04     ENTERPRISE FLEET SERVICES                            $13,389.96
   32011727 1/22/04     MORRIS MATERIAL HANDLING                              $1,299.74
   32011728 1/22/04     BULLOCK & ASSOCIATES                                    $225.00
   32011729 1/22/04     DENNIS P OLDAKER                                      $3,050.00
   32011730 1/22/04     ADVANCED WATER SOLUTIONS                              $1,887.90
   32011731 1/22/04     GENERAL ELECTRIC INFO SERVICES                       $13,991.73
   32011732 1/22/04     ALLISON CUSTOM FABRICATION INC                        $4,678.44

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011733 1/22/04     HONEYWELL PAI                                         $7,200.00
   32011734 1/22/04     SRI - DIVISION OF GE                                 $34,605.14
   32011735 1/22/04     TRI STATE REPROGRAPHICS                               $1,320.00
   32011736 1/22/04     SECURITAS SECURITY SERVICES USA INC                   $8,015.11
   32011737 1/22/04     RECO EQUIPMENT INCORPORATED                             $113.52
   32011738 1/22/04     STARKEY LABORATORIES INCORPORATED                       $584.82
   32011739 1/22/04     BOISE OFFICE SOLUTIONS                                  $146.80
   32011740 1/22/04     JENNISON CORPORATION                                  $2,115.00
   32011741 1/22/04     HUNTER LIFT LTD                                       $9,378.50
   32011742 1/22/04     XPEDX                                                   $399.19
   32011743 1/22/04     BAKER PROCESS                                           $236.00
   32011744 1/22/04     PETITTO MINE EQUIPMENT INCORPORATED                  $28,000.00
   32011745 1/22/04     BISCO REFRACTORIES                                      $897.00
   32011746 1/22/04     SGS MINERALS SERVICES                                   $457.50
   32011747 1/22/04     TERRY L STEWART                                       $2,080.00
   32011748 1/22/04     VESCOVI EDWARD F                                        $130.48
   32011749 1/22/04     CAMERSON MICHELE                                          $6.40
   32011750 1/22/04     BERDINE GARY L                                        $1,921.36
   32011751 1/22/04     DEPAUL PAUL J III                                       $241.00
   32011752 1/22/04     FRAZIER GARY L                                            $9.78
   32011753 1/22/04     BARAN JOE                                               $220.29
   32011754 1/22/04     WISNER EDWARD F                                       $1,052.33
   32011755 1/22/04     RITCHIE MICHELE M                                       $130.26
   32011756 1/22/04     GAIN DAVID T                                             $40.32
   32011757 1/22/04     WATSON JANNA M                                            $2.64
   32011759 1/22/04     SINSEL JOHN A                                           $367.18
   32011760 1/22/04     CULLER PAUL J                                           $319.11
   32011761 1/22/04     ZICKEFOOSE WILLIAM                                       $56.36
   32011762 1/22/04     MCDONALD THOMAS H                                        $20.25
   32011763 1/22/04     FURDA WILLIAM JR                                         $61.80
   32011764 1/22/04     BRUECKEL LEE P                                        $1,516.49
   32011765 1/22/04     STUNDA DAVE                                             $144.15
   32011766 1/22/04     JARVIS IRA A                                             $44.10
   32011767 1/22/04     ALMOND WILLIAM P                                        $299.60
   32011768 1/22/04     SANOR JOHN W                                             $95.00
   32011769 1/22/04     LEACH DAVID A                                            $95.25
   32011770 1/22/04     LINN WILLIAM C                                          $813.07
   32011771 1/22/04     VIDAS CYNTHIA B                                          $22.00
   32011772 1/22/04     MACGREGOR JAMES                                          $27.30
   32011773 1/22/04     FIRM ROBERT J                                           $766.69
   32011774 1/22/04     WILSON BRIAN                                            $139.45
   32011775 1/22/04     CHRISTOPHER GREGORY R                                    $43.96
   32011776 1/22/04     LOEN MARK V                                             $255.20
   32011777 1/22/04     DANGERFIELD EDDIE V                                     $329.80
   32011778 1/22/04     PHH VECHICLE MGT SERVICES CORP                        $8,589.80
   32011779 1/22/04     CITY OF WEIRTON PUBLIC WORKS                         $29,146.94
   32011780 1/22/04     DELAWARE SEC'Y OF STATE - STATE OF                   $75,649.00
   32011781 1/22/04     AAA WEST PENN/WEST VIRGINIA                               $2.12
   32011782 1/22/04     DULCIE R MCCUTCHEON ESQ                               $6,037.50
   32011783 1/22/04     H&K EQUIPMENT COMPANY INCORPORATED                  $113,346.60
   32011784 1/22/04     HOODS PHARMACY INC                                      $120.00
   32011785 1/22/04     HM BENEFITS ADMINISTRATORS INC                       $69,610.00
   32011786 1/22/04     PACM                                                    $260.00
   32011787 1/22/04     MCGUIRE WOODS LLP                                   $158,377.59
   32011788 1/22/04     OCCUPATIONAL HEALTH                                      $75.00
   32011789 1/22/04     CLIA LABORATORY PROGRAM                                 $150.00
   32011790 1/22/04     LEXIS NEXIS                                           $3,203.64
   32011791 1/22/04     QUESTMARK                                            $14,060.57
   32011792 1/22/04     ADVANCED AUTO GLASS                                     $193.80
   32011793 1/22/04     FRED M FABRICANT                                        $340.46
   32011794 1/22/04     GEORGE N VUKELICH                                     $1,207.00
   32011795 1/22/04     DSM MACHINERY COMPANY                                $18,078.24
   32011796 1/22/04     FL MOORE & SONS                                       $2,250.00
   32011797 1/22/04     COLONIAL METAL PRODUCTS                               $2,617.20
   32011798 1/22/04     DORSEY R GARRETT                                      $2,275.00
   32011799 1/22/04     JAMES A TESTA                                         $9,733.35
   32011800 1/22/04     JOHN A SINSEL                                         $5,500.00
   32011801 1/22/04     BANKRUPTCY CREDITORS SERVICE INC                        $225.00
   32011802 1/22/04     G MICHAEL SERVICES                                    $1,080.00
   32011803 1/22/04     FTI CONSULTING INC                                  $136,013.65

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011804 1/22/04     DONLIN RECANO & CO INC                              $106,632.34
   32011805 1/22/04     BAILEY RILEY BUCH& HARMON                             $6,191.71
   32011806 1/22/04     BREINER & BREINTER LLC                               $11,530.62
   32011807 1/22/04     BULLS EYE STEEL SERVICES INC                          $3,273.28
   32011808 1/22/04     GLOBAL TAX MANAGEMENT INC                            $28,921.50
   32011809 1/22/04     FIRST RIVER CONSULTING                               $20,000.00
   32011810 1/22/04     BIGGIO FORD                                             $562.48
   32011811 1/22/04     PASCARELLA & WIKER LLP                               $15,830.64
   32011812 1/22/04     CIT ERF                                                 $526.59
   32011813 1/22/04     HARDARSHAN S VALIA                                    $3,000.00
   32011814 1/22/04     MCGUIRE WOODS LLP                                   $101,646.10
   32011815 1/22/04     FAMOUS SUPPLY CO OF STEUBENVILLE                         $25.44
   32011816 1/22/04     MORGAN CONSTRUCTION COMPANY                           $8,342.51
   32011817 1/23/04     CHESTER, ROMIA                                          $328.65
   32011818 1/23/04     HARTUNG, HOWARD K                                       $328.65
   32011819 1/23/04     DRUZIK, TED B                                           $328.65
   32011820 1/23/04     HANS, THOMAS C                                          $328.65
   32011821 1/23/04     COLLIERS, HENRY E                                       $657.30
   32011822 1/23/04     FERRARI, JOE                                            $328.65
   32011823 1/23/04     DELFIANDRA, RAYMOND P                                   $328.65
   32011824 1/23/04     GRYSKO, GEORGE J                                        $328.65
   32011825 1/23/04     GRUBOR, JOSEPH                                          $266.64
   32011826 1/23/04     GOTSHALL, PAUL E                                        $328.65
   32011827 1/23/04     JACOBS, GERALD L                                        $657.30
   32011828 1/23/04     DEMARIA, ALFRED A                                       $657.30
   32011829 1/23/04     COLANTONIO, JOHN                                        $657.30
   32011830 1/23/04     CHANEY, FRANCIS W                                       $657.30
   32011831 1/23/04     KALISH, WILLIAM                                         $328.65
   32011832 1/23/04     COLANTONIO, MARIO                                       $657.30
   32011833 1/23/04     HUNT, KENNETH M                                         $657.30
   32011834 1/23/04     ANDERSON, FRANKLIN D                                    $328.65
   32011835 1/23/04     HUDACHEK, JOSEPH M                                      $657.30
   32011836 1/23/04     JETER, WILLIAM                                          $328.65
   32011837 1/23/04     KITTLE, CHARLES E                                       $657.30
   32011838 1/23/04     CLEGG, CLARENCE D                                       $328.65
   32011839 1/23/04     CRONIN  JR,HAROLD A                                     $657.30
   32011840 1/23/04     HENRY, CHARLES E                                        $657.30
   32011841 1/23/04     BERNABEI, PATSY A                                       $328.65
   32011842 1/23/04     BROWN, BENNIE H                                         $328.65
   32011843 1/23/04     CAPARROS, RAYMOND                                       $328.65
   32011844 1/23/04     KAPLUN, JEANETTE                                        $328.65
   32011845 1/23/04     CARSON, CONRAD A                                        $328.65
   32011846 1/23/04     KISHA, SAMUEL                                           $328.65
   32011847 1/23/04     DIAMOND, DANIEL T                                       $328.65
   32011848 1/23/04     BLACKBURN, RICHARD M                                    $328.65
   32011849 1/23/04     HOCK  JR,HENRY C                                        $328.65
   32011850 1/23/04     HUFFMAN, MARION G                                       $328.65
   32011851 1/23/04     COWAN, EARL                                             $328.65
   32011852 1/23/04     BRYAN, JAMES W                                          $657.30
   32011853 1/23/04     FRETWELL, JAMES E                                       $328.65
   32011854 1/23/04     DENT, PAUL R                                            $328.65
   32011855 1/23/04     BROWNRIGG, KATHLEEN F                                   $328.65
   32011856 1/23/04     CHAPMAN, RAYMOND C                                      $328.65
   32011857 1/23/04     GUMP, HAROLD T                                          $328.65
   32011858 1/23/04     FOLDEN, EARL F                                          $328.65
   32011859 1/23/04     FERGUSON, ROBERT                                        $328.65
   32011860 1/23/04     COURTRIGHT, MARVIN M                                    $657.30
   32011861 1/23/04     FEDOUSH, LEONARD E                                      $657.30
   32011862 1/23/04     FLUHARTY, CHARLES W                                     $328.65
   32011863 1/23/04     DIREMIGIO, ANDREW                                       $328.65
   32011864 1/23/04     KEARNS, JAMES E                                         $328.65
   32011865 1/23/04     CRONIN, CHARLES R                                       $328.65
   32011866 1/23/04     FOUTS, JACK W                                           $328.65
   32011867 1/23/04     KUCZYKOWSKI, JOHN J                                     $657.30
   32011868 1/23/04     VILGA, PAUL A                                           $657.30
   32011869 1/23/04     MERCER, ORAN E                                          $328.65
   32011870 1/23/04     KNOTTS, DAVID L                                         $328.65
   32011871 1/23/04     WHITEHEAD, CLARENCE E                                   $328.65
   32011872 1/23/04     LICAUSE, JOSEPH F                                       $328.65
   32011873 1/23/04     RALSTON, BETTY E                                        $328.65

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011874 1/23/04     STOUFFER, WENDELL W                                     $657.30
   32011875 1/23/04     SEMKO  JR,PETER J                                       $328.65
   32011876 1/23/04     TRAUBERT, RICHARD M                                     $328.65
   32011877 1/23/04     MATARUSKI, LOUIE                                        $328.65
   32011878 1/23/04     PONAMAR, ALEX                                           $328.65
   32011879 1/23/04     SOLONINKA  JR,JOHN                                      $328.65
   32011880 1/23/04     SMITH, FRANCIS R                                        $328.65
   32011881 1/23/04     WATSON  JR,JOHN A                                       $328.65
   32011882 1/23/04     LESKO, JAMES J                                          $328.65
   32011883 1/23/04     KOVAL  JR,JOHN                                          $328.65
   32011884 1/23/04     MICLEA, JOHN                                            $328.65
   32011885 1/23/04     SNYDER  JR,DAVID R                                      $328.65
   32011886 1/23/04     SMURTHWAITE, JAMES T                                    $328.65
   32011887 1/23/04     WESTLAKE, JAMES C                                       $328.65
   32011888 1/23/04     KREYENBUHL, LEO H                                       $328.65
   32011889 1/23/04     ROTH, THOMAS E.                                         $328.65
   32011890 1/23/04     WATSON, OTHA O                                          $328.65
   32011891 1/23/04     MORGAN  JR,RICHARD B                                    $657.30
   32011892 1/23/04     STEWART, EUGENE H                                       $328.65
   32011893 1/23/04     OLENICK, PATRICIA M                                     $328.65
   32011894 1/23/04     ZEIGLER, BRUCE J                                        $328.65
   32011895 1/23/04     WRIGHT, WADE E                                          $328.65
   32011896 1/23/04     MELVILLE, PAUL B                                        $657.30
   32011897 1/23/04     TERPENNING, JOHN C                                      $657.30
   32011898 1/23/04     LOPRESTO, VINCENT J                                     $328.65
   32011899 1/23/04     MARTIN, ANDREW J                                        $328.65
   32011900 1/23/04     LAWRENCE, JAMES J                                       $328.65
   32011901 1/23/04     STONEKING, DENZIL E                                     $328.65
   32011902 1/23/04     PARR, GEORGE M                                          $328.65
   32011903 1/23/04     KNOWLES, DAVID E                                        $328.65
   32011904 1/23/04     TICE, GEORGE E                                          $657.30
   32011905 1/23/04     ROGERSON, JOHN F                                        $657.30
   32011906 1/23/04     MORRIS, HERBERT D                                       $328.65
   32011907 1/23/04     SMITH, ROBERT L                                         $328.65
   32011908 1/23/04     RAWSON, CHARLES E                                       $328.65
   32011909 1/23/04     LOWTHER, MARION J                                       $328.65
   32011910 1/23/04     WEAVER, EDWIN R                                         $657.30
   32011911 1/23/04     REED, RICHARD G                                         $328.65
   32011912 1/23/04     WINDON, JOHN L                                          $657.30
   32011913 1/23/04     ODRONEIC, VINCENT A                                     $328.65
   32011914 1/23/04     NOBILE, JOE P                                           $328.65
   32011915 1/23/04     TORBICA, VICTOR                                         $328.65
   32011916 1/23/04     LATIMER  JR,CHARLES W                                   $328.65
   32011917 1/23/04     WEBER, DAVID A                                          $328.65
   32011918 1/23/04     SEEY, ERNEST J                                          $657.30
   32011919 1/27/04     WEST VIRGINIA WORKERS COMPENSATION                  $419,220.00
   32011920 1/28/04     CHILD SUPPORT ENFORCEMENT DIV.                        $6,786.36
   32011921 1/28/04     INTERNAL REVENUE SERVICE IL                             $100.00
   32011922 1/28/04     STEUBENVILLE MUNICIPAL COURT                            $385.63
   32011923 1/28/04     COLONIAL LIFE - ACCIDENT INS                            $419.25
   32011924 1/28/04     THOMAS E MILLSOP COMMUNITY CTR                        $1,020.52
   32011925 1/28/04     INDEPENDENT STEELWORKERS UNION                        $4,679.10
   32011926 1/28/04     WEIRTON STEEL CORP                                    $3,250.00
   32011927 1/28/04     FEDERAL RESERVE BANK CLEV-PGH                        $10,125.00
   32011928 1/28/04     RELIASTAR LIFE INSURANCE                              $1,442.83
   32011929 1/28/04     UNIFIRST CORPORATION GARMET                             $494.27
   32011930 1/28/04     UNITED WAY BROOKE CO                                    $202.00
   32011931 1/28/04     BURGETTSTOWN LIONS CLUB                                  $42.00
   32011932 1/28/04     COMM CHEST OF FOLLANSBEE                                 $80.00
   32011933 1/28/04     UNITED WAY UPPER HANCOCK CO WV                          $107.00
   32011934 1/28/04     UNITED WAY JEFFERSON CO                                 $460.50
   32011935 1/28/04     UNITED WAY NEW CUMBERLAND                                $70.00
   32011936 1/28/04     PARIS CIVIC CLUB                                          $7.00
   32011937 1/28/04     POTTERY ADDITION VOL FIRE DEPT                           $30.00
   32011938 1/28/04     UNITED WAY SOUTHWESTERN PA                              $160.00
   32011939 1/28/04     UNITED WAY UPPER OHIO VALLEY                            $104.50
   32011940 1/28/04     UNITED WAY WEIRTON                                    $2,213.00
   32011941 1/28/04     UNITED WAY RICHMOND OH                                   $60.00
   32011942 1/28/04     UNITED WAY S COLUMBIANA CO                                $7.00
   32011943 1/28/04     INTERNAL REVENUE SERVICE PA                             $303.54

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32011944 1/28/04     SAFETY SOLUTIONS                                        $339.74
   32011945 1/28/04     INTERNAL REVENUE SERVICE CINN                           $200.00
   32011946 1/28/04     PA SCDU                                                 $213.50
   32011947 1/28/04     ISU FOOD BANK                                            $10.00
   32011948 1/28/04     FAMILY SUPPORT PAYMENT CENTER                           $375.00
   32011949 1/28/04     OHIO CSPC                                             $8,497.03
   32011950 1/28/04     INTERNAL REVENUE SERVICE                              $1,100.97
   32011951 1/29/04     TREASURER OF STATE OF OHIO                               $50.00
   32011952 1/29/04     DAY TIMER INC                                            $33.98
   32011953 1/29/04     HOUSTON I S D - TAX OFFICE                            $1,383.45
   32011954 1/29/04     SHERIFF OF HANCOCK COUNTY                           $849,998.90
   32011955 1/29/04     SHERIFF OF BROOKE COUNTY                            $148,902.55
   32011956 1/29/04     MADISON COUNTY TREASURER                             $19,196.20
   32011957 1/29/04     JEFFERSON COUNTY TREASURER                              $213.55
   32011958 1/29/04     KIRKPATRICK & LOCKHART LLP                          $115,943.93
   32011959 1/29/04     TRUMBULL COUNTY TREASURER                             $5,213.89
   32011960 1/29/04     MEDINA COUNTY TREASURER                                 $168.21
   32011961 1/29/04     RICHARD R BURT                                       $15,000.00
   32011962 1/29/04     WEST VIRGINIA DEPT OF TAX & REVENUE                       $6.57
   32011963 1/29/04     CITY OF WEIRTON                                     $167,333.00
   32011964 1/29/04     AUGLAIZE COUNTY TREASURER                               $537.98
   32011965 1/29/04     CORT FURNITURE RENTAL                                 $1,134.25
   32011966 1/29/04     LAKE COUNTY TREASURER                                   $506.13
   32011967 1/29/04     HAMILTON COUNTY TREASURER                                $18.71
   32011968 1/29/04     STARK COUNTY TREASURER                                $4,043.53
   32011969 1/29/04     SUMMIT COUNTY TREASURER                                 $764.18
   32011970 1/29/04     HARRIS CO.TAX ASSESSOR-COLLECTOR                      $1,210.62
   32011971 1/29/04     EGARD FLAG AND BANNER                                   $216.00
   32011972 1/29/04     HINDS COUNTY TAX COLLECTOR                              $166.74
   32011973 1/29/04     UCO INTERNATIONAL                                       $214.20
   32011974 1/29/04     A R BUILDING COMPANY                                  $1,677.87
   32011975 1/29/04     CHRISTOPHER J TAMM                                    $3,000.00
   32011976 1/29/04     VIKING & WORTHINGTON STEEL ENT LLC                    $2,028.47
   32011977 1/29/04     WEIRTON RENTAL CENTER INCORPORATED                      $400.00
   32011978 1/29/04     SPILMAN THOMAS & BATTLE, PLLC                       $146,170.63
   32011979 1/29/04     ECONOMIC ASSOCIATES INC                              $15,000.00
   32011980 1/29/04     TERAMANA LTD #1                                      $10,060.54
   32011981 1/29/04     MERCER HUMAN RESOURCE CONSULTING                     $67,646.94
   32011982 1/29/04     CRYSTAL SPRINGS                                       $5,793.85
   32011983 1/29/04     FRED M FABRICANT                                        $195.31
   32011984 1/29/04     VANCE INTERNATIONAL COMPANIES                         $1,625.00
   32011985 1/29/04     PITNEY BOWES CREDIT CORPORATION                       $2,100.00
   32011986 1/29/04     DARBY DRUG COMPANY                                       $35.10
   32011987 1/29/04     COMPUTERSHARE INVESTOR SERVICES                       $5,048.36
   32011988 1/29/04     FELLON-MCCORD & ASSOCIATES INC                       $14,000.00
   32011989 1/29/04     KIRKLAND & ELLIS                                      $5,596.93
   32011990 1/29/04     CENTER STATE RAILROAD SERVICE                         $1,023.18
   32011991 1/29/04     BRDAR & ASSOC REPORTING SERV INC                        $484.74
   32011992 1/29/04     ENSTRIDE INC                                          $1,065.00
   32011993 1/29/04     DONLIN RECANO & CO INC                              $132,173.02
   32011994 1/29/04     TEDRICK FINANCIAL SERVICES                            $1,500.00
   32011995 1/29/04     A B DICK COMPANY                                      $3,195.32
   32011996 1/29/04     TERRY L STEWART                                       $2,600.00
   32011997 1/29/04     GREAT SOUTH METALS CO INC                             $3,747.65
   32011998 1/29/04     BOC GASES                                           $946,665.77
   32011999 1/29/04     ATLANTIC TRACK & TURNOUT COMPANY                      $6,725.40
   32012000 1/29/04     H&K EQUIPMENT COMPANY INCORPORATED                   $25,599.10
   32012001 1/29/04     MAZZELLA LIFTING TECHNOLOGIES                           $691.41
   32012002 1/29/04     SG MORRIS COMPANY                                    $10,673.63
   32012003 1/29/04     RECO EQUIPMENT INCORPORATED                           $1,576.89
   32012004 1/29/04     BERRY METAL COMPANY                                   $8,231.28
   32012005 1/29/04     WSW INDUSTRIES INCORPORATED                           $4,230.00
   32012006 1/29/04     TOOL SALES & SERVICE COMPANY INC                      $6,983.13
   32012007 1/29/04     WINKLE INDUSTRIES                                    $16,597.00
   32012008 1/29/04     VERNON DELL TRACTOR                                   $6,144.75
   32012009 1/29/04     NEO INDUSTRIES INCORPORATED                          $16,786.00
   32012010 1/29/04     WHEMCO                                                $1,871.00
   32012011 1/29/04     ANTHONY CRANE RENTAL INCORPORATED                    $61,683.32
   32012012 1/29/04     RAGAN SALES COMPANY                                     $223.30
   32012013 1/29/04     GEORGE L WILSON COMPANY                               $2,151.46

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32012014 1/29/04     VERIZON                                                  $34.79
   32012015 1/29/04     EXCELLOY INDUSTRIES                                      $10.55
   32012016 1/29/04     TOTAL EQUIPMENT COMPANY                              $43,116.26
   32012017 1/29/04     ALLEGHENY POWER                                       $3,932.02
   32012018 1/29/04     GENERAL ELECTRIC COMPANY                             $19,278.40
   32012019 1/29/04     OHIO MACHINERY COMPANY                                   $43.57
   32012020 1/29/04     AKER KVAERNER                                        $60,076.80
   32012021 1/29/04     FEDMET RESOURCES CORPORATION                          $4,666.04
   32012022 1/29/04     CASCO COMPRESSED AIR SPECIALISTS CO                      $79.11
   32012023 1/29/04     WORLD CLASS PROCESSING                               $29,651.67
   32012024 1/29/04     THE BURROWS COMPANY                                     $338.80
   32012025 1/29/04     AT&T WIRELESS SERV                                      $146.59
   32012026 1/29/04     CINTAS                                               $52,208.24
   32012027 1/29/04     DAVIS ELECTRIC COMPANY INCORPORATED                   $1,413.40
   32012028 1/29/04     IKON OFFICE SOLUTIONS INCORPORATED                    $1,131.50
   32012029 1/29/04     ALLTEL                                                $6,653.21
   32012030 1/29/04     CINCINNATI BELL TELEPHONE                               $134.74
   32012031 1/29/04     SOUTHWESTERN BELL                                       $253.04
   32012032 1/29/04     VAN DYKE R WAYNE                                        $349.66
   32012033 1/29/04     AMO INDUSTRIES INCORPORATED                          $13,193.91
   32012034 1/29/04     MOTION INDUSTRIES                                   $155,492.48
   32012035 1/29/04     BECKWITH MACHINERY COMPANY                               $27.13
   32012036 1/29/04     BLOOM ENGINEERING COMPANY INC                         $4,464.71
   32012037 1/29/04     WE BROSIUS COMPANY                                      $124.00
   32012038 1/29/04     OS HILL & COMPANY INCORPORATED                        $1,155.76
   32012039 1/29/04     HERAEUS ELECTO-NITE COMPANY                          $23,440.90
   32012040 1/29/04     EQUIPCO DIV PHILLIPS CORPORATION                      $3,470.12
   32012041 1/29/04     EQUIPMENT & CONTROLS INCORPORATED                     $8,062.00
   32012042 1/29/04     GOODING & SHIELDS RUBBER COMPANY                      $5,795.23
   32012043 1/29/04     HALY INCORPORATED                                     $8,012.22
   32012044 1/29/04     HI-HARD CORPORATION                                   $6,193.00
   32012045 1/29/04     HGJ (HAROLD G JONES) SERVICE                            $961.05
   32012046 1/29/04     LAWSONS AUTO PARTS                                    $4,950.73
   32012047 1/29/04     MARSH HARDWARE                                           $76.75
   32012048 1/29/04     MSSI INCORPORATED                                    $11,400.00
   32012049 1/29/04     ADMIRAL EMPLOYEE MANAGEMENT SVCS                      $8,561.52
   32012050 1/29/04     HENKEL SURFACE TECHNOLOGIES                         $116,783.13
   32012051 1/29/04     PROJECT ENTERPRISES INCORPORATED                      $5,144.91
   32012052 1/29/04     RESCO PRODUCTS INCORPORATED                          $30,703.56
   32012053 1/29/04     JOSEPH T RYERSON & SON INCORPORATED                   $8,860.52
   32012054 1/29/04     SAL CHEMICAL COMPANY INCORPORATED                     $3,793.00
   32012055 1/29/04     WK MERRIMAN INCORPORATED                              $3,304.61
   32012056 1/29/04     BAY CAST INCORPORATED                                $26,680.00
   32012057 1/29/04     MPW INDUSTRIAL SERVICES INC                         $103,768.25
   32012058 1/29/04     MILLCRAFT PRODUCTS INCORPORATED                      $67,982.60
   32012059 1/29/04     LAFARGE CORPORATION                                   $6,167.41
   32012060 1/29/04     STEUBENVILLE TRUCK CENTER                               $112.95
   32012061 1/29/04     UNILUX INCORPORATED                                  $12,412.67
   32012062 1/29/04     MAXWELL WELDING & MACHINE                            $16,567.25
   32012063 1/29/04     UNITED REFRACTORIES INCORPORATED                     $18,353.51
   32012064 1/29/04     ALLEGHENY PIPE & SUPPLY COMPANY                       $5,511.30
   32012065 1/29/04     VOTO MANUFACTURERS SALES COMPANY                      $5,930.24
   32012066 1/29/04     WEIRTON ICE & COAL                                    $8,391.63
   32012067 1/29/04     WEIRTON LUMBER COMPANY                                $1,712.09
   32012068 1/29/04     MCMASTER CARR SUPPLY COMPANY                            $255.93
   32012069 1/29/04     LOWRY COMPUTER PRODUCTS                               $1,400.13
   32012070 1/29/04     PR NEWSWIRE                                           $5,885.00
   32012071 1/29/04     TPC WIRE AND CABLE                                      $372.27
   32012072 1/29/04     WARWOOD ARMATURE REPAIR COMPANY                         $600.00
   32012073 1/29/04     PENETONE CORPORATION                                  $6,517.53
   32012074 1/29/04     JAMES R KUKURIN ASSOCIATION INC                       $1,480.43
   32012075 1/29/04     WJ SERVICES INCORPORATED                             $12,500.00
   32012076 1/29/04     ALLEGHENY METALS & MINERALS INC                       $4,418.81
   32012077 1/29/04     HALLMOR MACHINE INCORPORATED                          $5,303.85
   32012078 1/29/04     AV LAUTTAMUS COMMUNICATIONS                          $12,024.69
   32012079 1/29/04     PINNEY DOCK & TRANSPORT COMPANY                      $39,825.08
   32012080 1/29/04     NATIONAL HYDRAULICS INCORPORATED                      $2,516.50
   32012081 1/29/04     SAUEREISEN CEMENT COMPANY                             $4,883.10
   32012082 1/29/04     NC SANITATION INCORPORATED                            $1,560.00
   32012083 1/29/04     NEW CITY AUTO SALES                                     $724.69

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32012084 1/29/04     PHOENIX METALS - PA                                   $7,247.04
   32012085 1/29/04     LIBERTY DISTRIBUTORS INCORPORATED                       $183.36
   32012086 1/29/04     TESTA MACHINE COMPANY INCORPORATED                    $2,917.80
   32012087 1/29/04     CLEVELAND GEAR COMPANY                                $4,750.00
   32012088 1/29/04     DIAMOND SPECIALIZED INCORPORATED                      $1,760.00
   32012089 1/29/04     WEST PENN OPTICAL COMPANY                               $400.00
   32012090 1/29/04     DRAFTO CORPORATION                                    $3,890.40
   32012091 1/29/04     MORGAN CONSTRUCTION COMPANY                           $8,520.10
   32012092 1/29/04     OHIO VALLEY SCALE & EQUIPMENT CORP                    $6,254.38
   32012093 1/29/04     CRAWFORD SUPPLY COMPANY                                  $18.24
   32012094 1/29/04     HERR-VOSS                                             $1,490.55
   32012095 1/29/04     AMERICAN CONTRACTORS EQUIPMENT CO                     $7,257.82
   32012096 1/29/04     SCHEIRER MACHINE COMPANY INC                          $6,232.80
   32012097 1/29/04     FOOT MANAGEMENT                                          $28.75
   32012098 1/29/04     TRUGREEN CHEMLAWN                                     $8,437.50
   32012099 1/29/04     HULCHER PROFESSIONAL SVC INC                         $21,163.28
   32012100 1/29/04     PHONAK INCORPORATED                                   $8,516.70
   32012101 1/29/04     ENVIRO-TECH ABATEMENT SERVICE                         $6,940.51
   32012102 1/29/04     INLAND REFRACTORIES COMPANY                          $14,390.00
   32012103 1/29/04     MID COAST TERMINAL COMPANY                            $8,076.36
   32012104 1/29/04     CITY OF STEUBENVILLE                                     $15.69
   32012105 1/29/04     ESSIX RESOURCES INCORPORATED                          $8,911.95
   32012106 1/29/04     R&W OIL PRODUCTS                                     $73,542.21
   32012107 1/29/04     PARAMOUNT TECHNOLOGIES INCORPORATED                  $10,309.00
   32012108 1/29/04     ANCHOR SEALS INCORPORATED                            $17,705.29
   32012109 1/29/04     BUSY BEE MUFFLER                                        $136.00
   32012110 1/29/04     INDUSTRIAL MTCE WELDING & MACHINING                  $16,756.30
   32012111 1/29/04     SUBURBAN PUMP & MACHINE COMPANY INC                     $851.45
   32012112 1/29/04     ROLL & HOLD                                           $2,456.17
   32012113 1/29/04     SYNTECH PRODUCTS CORPORATION                          $5,671.91
   32012114 1/29/04     RITTER ENGINEERING COMPANY                               $45.84
   32012115 1/29/04     US FILTER CORPORATION                                 $2,192.95
   32012116 1/29/04     COMPUCOM                                             $74,500.00
   32012117 1/29/04     STRAUSS INDUSTRIES                                    $5,441.39
   32012118 1/29/04     REYNOLDS SERVICE INCORPORATED                         $6,886.01
   32012119 1/29/04     KEYSTONE MOUNTAINEER POWER SYSTEMS                    $1,330.44
   32012120 1/29/04     TRANSAMERICAN AUTOMATION INC                          $1,409.80
   32012121 1/29/04     HARBISON WALKER REFRACTORIES                         $25,021.06
   32012122 1/29/04     SCHAEFFERS SPECIALIZED LUBRICANTS                     $2,277.60
   32012123 1/29/04     METLIFE CAPITAL CORPORATION                          $13,023.43
   32012124 1/29/04     NATIONAL ELECTRIC CARBON PRODUCTS                     $9,865.99
   32012125 1/29/04     RIG PACKAGING CORPORATION                            $24,775.00
   32012126 1/29/04     HOWDEN BUFFALO                                        $6,821.28
   32012127 1/29/04     E J BOGNAR INCORPORATED                               $3,719.52
   32012128 1/29/04     XEROX CORPORATION                                     $3,267.38
   32012129 1/29/04     MOTION INDUSTRIES                                    $19,224.40
   32012130 1/29/04     WESTINGHOUSE ELECTRIC SUPPLY CO                      $76,375.69
   32012131 1/29/04     GRAINGER                                                $961.82
   32012132 1/29/04     KING AND BUNGARD LUMBER COMPANY INC                   $3,449.90
   32012133 1/29/04     X L BOX INCORPORATED                                 $37,642.00
   32012134 1/29/04     TEK SYSTEMS                                           $1,634.00
   32012135 1/29/04     S/D ENGINEERS INCORPORATED                            $1,642.71
   32012136 1/29/04     FONTAINE ENGINEERING INCORPORATED                     $6,070.00
   32012137 1/29/04     ANDREWS INDUSTRIAL CONTROLS                           $3,158.66
   32012138 1/29/04     GLOBAL GAUGE COMPANY                                  $3,600.00
   32012139 1/29/04     ENPROTECH CORPORATION                                 $8,037.00
   32012140 1/29/04     VALLEY NATIONAL GASES INCORPORATED                      $471.74
   32012141 1/29/04     INTERAMERICAN ZINC INCORPORATED                       $5,752.50
   32012142 1/29/04     ADVANCE APPLICATION SYSTEMS                           $3,230.00
   32012143 1/29/04     ROCCO & STRAIN INCORPORATED                             $152.00
   32012144 1/29/04     EQUIPCO DIV PHILLIPS CORPORATION                        $415.10
   32012145 1/29/04     UNITED RENTALS AERIAL EQUIPMENT                         $450.00
   32012146 1/29/04     CENTER FOR EXCELLENCE IN WRKPL EDUC                   $1,480.80
   32012147 1/29/04     GREEN LIGHTS RECYCLING INCORPORATED                     $534.01
   32012148 1/29/04     SHELLS INCORPORATED                                   $4,676.54
   32012149 1/29/04     MBS WAREHOUSE                                         $5,839.47
   32012150 1/29/04     CIVIL & ENVIRONMENTAL CONSULTANTS                    $10,534.52
   32012151 1/29/04     UNIVAR USA INCORPORATED                               $2,200.00
   32012152 1/29/04     EQUIPCO DIV PHILLIPS CORPORATION                        $407.68
   32012153 1/29/04     WESTINGHOUSE AIR BRAKE COMPANY                          $173.10

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   32012154 1/29/04     T&T PARTS & SERVICE INCORPORATED                      $6,979.99
   32012155 1/29/04     INDUSTRIAL CONTROLS DISTRIBUTORS                        $960.24
   32012156 1/29/04     NATIONAL PACKAGING SERVICES                             $239.68
   32012157 1/29/04     SRI - DIVISION OF GE                                 $41,284.25
   32012158 1/29/04     PERFORMIX                                             $6,009.23
   32012159 1/29/04     UNIVERSAL MEDICAL SERVICES                              $145.30
   32012160 1/29/04     SECURITAS SECURITY SERVICES USA INC                   $8,049.39
   32012161 1/29/04     RECO EQUIPMENT INCORPORATED                           $4,011.34
   32012162 1/29/04     PANGRAPHICS LLC                                       $1,702.25
   32012163 1/29/04     JENNISON CORPORATION                                  $6,600.00
   32012164 1/29/04     BOISE OFFICE SOLUTIONS                                $4,090.00
   32012165 1/29/04     BRIDGEPORT AUTO PARTS INCORPORATED                      $226.70
   32012166 1/29/04     STURGES THOMAS R                                        $975.91
   32012167 1/29/04     WHITAKER RONALD C                                       $834.00
   32012168 1/29/04     DEPAUL PAUL J III                                        $67.65
   32012169 1/29/04     BARAN JOE                                                $45.15
   32012170 1/29/04     WISNER EDWARD F                                         $990.72
   32012171 1/29/04     RUSSELL KENNETH M                                       $285.00
   32012172 1/29/04     MURRAY JOSEPH                                            $27.37
   32012173 1/29/04     KEPES MARK J                                             $63.96
   32012174 1/29/04     CULLER PAUL J                                           $119.94
   32012175 1/29/04     OROURKE EDWARD F                                        $292.84
   32012176 1/29/04     MCDONALD THOMAS H                                       $127.50
   32012177 1/29/04     KELL SUSAN K                                            $250.00
   32012178 1/29/04     BRUECKEL LEE P                                          $522.69
   32012179 1/29/04     PETROZZI MICHAEL A                                       $50.10
   32012180 1/29/04     ALMOND WILLIAM P                                        $153.44
   32012181 1/29/04     HUDOK DAVID G                                           $347.04
   32012182 1/29/04     ANTINONE GREGORY J                                       $22.68
   32012183 1/29/04     FIRM ROBERT J                                         $1,223.44
   32012184 1/29/04     CHRISTOPHER GREGORY R                                    $20.40
   32012185 1/29/04     DANGERFIELD EDDIE V                                     $209.95
   42001759 1/7/04      COMPREHENSIVE LOGISTICS                             $354,860.37
   42001760 1/8/04      PITTSBURGH VERONA & OAKMONT EXPRESS                   $5,924.31
   42001761 1/8/04      GIBRALTAR METALS DIVISION                            $59,296.89
   42001762 1/8/04      TRANSPORT JULES SAVARD                                  $175.00
   42001763 1/8/04      CTII                                                  $1,343.68
   42001764 1/8/04      JP GRAHAM TRANSPORT INC                                 $600.00
   42001765 1/8/04      FEDEX                                                 $1,886.94
   42001766 1/8/04      FRALEY & SCHILLING                                    $2,614.54
   42001767 1/8/04      JIT TERMINAL INCORPORATED                            $11,360.33
   42001768 1/8/04      KAPLAN TRUCKING CO                                      $625.00
   42001769 1/8/04      SMITH TRUCK SERVICE INC                               $9,822.72
   42001770 1/8/04      WEIR COVE MOVING & STORAGE CO                        $54,026.50
   42001771 1/8/04      HONE & SONS TRUCKING INC                                $475.00
   42001772 1/8/04      BESL TRANSFER CO                                        $150.00
   42001773 1/8/04      PITT OHIO EXPRESS                                       $136.10
   42001774 1/8/04      R&L CARRIERS                                            $406.30
   42001775 1/8/04      NICK STRIMBU INCORPORATED                               $510.90
   42001776 1/8/04      TENNESSEE STEEL HAULERS INC                             $650.00
   42001777 1/8/04      ELLISON TRUCKING CO                                     $384.18
   42001778 1/8/04      BERNER TRUCKING INC                                   $1,298.23
   42001779 1/8/04      JW STENGER TRUCKING                                  $33,308.86
   42001780 1/8/04      DALLAS & MAVIS SPECIALIZED CARRIER                      $150.00
   42001781 1/8/04      DELTA TRANSPORTATION INC                                $150.00
   42001782 1/8/04      PI&I MOTOR EXPRESS INC                                $2,108.05
   42001783 1/8/04      B&T EXPRESS INC                                          $75.00
   42001784 1/8/04      LANDSTAR RANGER INC                                     $150.00
   42001785 1/8/04      ABSOLUTE TRANSPORTATION INC                             $100.00
   42001786 1/8/04      STEEL TRANSPORT INC                                     $477.24
   42001787 1/8/04      CARDINAL TRANSPORT INC                                  $629.40
   42001788 1/8/04      D PIERCE TRANSPORTATION INC                           $2,425.00
   42001789 1/8/04      LONG HAUL TRUCKING INC                                  $100.00
   42001790 1/8/04      NORTHERN STEEL TRANSPORT CO                             $400.00
   42001791 1/8/04      B LINE ENTERPRISES INC                                $1,437.40
   42001792 1/8/04      R&R EXPRESS                                             $150.00
   42001793 1/8/04      FEDEX FREIGHT EAST                                      $254.03
   42001794 1/8/04      WSC/COMPREHENSIVE LOGISTICS                          $18,143.99
   42001795 1/8/04      OHIO TRANSPORT CORP                                     $300.00
   42001796 1/8/04      MEMCO BARGE LINE INC                                 $25,998.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   42001797 1/8/04      PGT TRUCKING INC                                        $529.55
   42001798 1/8/04      EASTERN EXPRESS INC B                                   $500.00
   42001799 1/8/04      TOTAL PACKAGE EXPRESS, INC                              $600.00
   42001800 1/8/04      NOBLE & PITTS INC                                       $400.00
   42001801 1/8/04      AETNA FREIGHT LINES INC                               $1,277.59
   42001802 1/8/04      FALCON TRANSPORT CO                                     $672.30
   42001803 1/8/04      SHIPLEY TRUCKING                                        $415.24
   42001804 1/8/04      HUNTSMAN TRUCKING INCORPORATED                        $3,595.99
   42001805 1/8/04      INTEGRATED TERMINALS                                  $2,653.99
   42001806 1/8/04      CRST                                                  $1,275.00
   42001807 1/8/04      BALTIMORE PACKAGING                                  $29,400.00
   42001808 1/8/04      WAGNER TRUCKING INC                                     $450.00
   42001809 1/8/04      ALTMAN TRUCKING CO                                    $1,470.88
   42001810 1/8/04      NYE'S TRUCKING LLC                                    $3,664.05
   42001811 1/8/04      WTI TRANSPORT INC                                     $1,963.81
   42001812 1/8/04      GARNET TRUCKING                                         $150.00
   42001813 1/8/04      CROSS LOGISTICS INC                                     $800.00
   42001814 1/8/04      COUGARS VALLEY EXPRESS INC                              $300.00
   42001815 1/8/04      C&S TRANSPORT INC                                       $200.00
   42001816 1/8/04      WESTERN EXPRESS INC                                     $550.00
   42001817 1/8/04      M & S SERVICES                                          $469.26
   42001818 1/8/04      SCHNEIDER NATIONAL INC                                  $646.15
   42001819 1/8/04      COOPER CONSOLIDATED                                   $6,003.64
   42001820 1/8/04      R WAREHOUSE & PORT SERVICES INC                         $850.00
   42001821 1/13/04     COMPREHENSIVE LOGISTICS                             $595,673.26
   42001822 1/15/04     COMPREHENSIVE LOGISTICS                             $118,895.45
   42001823 1/15/04     JW STENGER TRUCKING                                  $37,727.27
   42001824 1/15/04     MEMCO BARGE LINE INC                                 $47,648.25
   42001825 1/20/04     UNITED PARCEL SERVICE                                    $73.82
   42001826 1/20/04     BERNER TRUCKING INC                                   $1,649.21
   42001827 1/20/04     PITTSBURGH VERONA & OAKMONT EXPRESS                   $6,554.19
   42001828 1/20/04     WSC/COMPREHENSIVE LOGISTICS                         $546,315.05
   42001829 1/20/04     ACE DORAN HAULING & RIGGING CO                          $700.00
   42001830 1/20/04     BUILDERS TRANSPORTATION CO LLC                        $1,696.00
   42001831 1/20/04     JP GRAHAM TRANSPORT INC                                 $700.00
   42001832 1/20/04     FEDEX                                                   $191.82
   42001833 1/20/04     FRALEY & SCHILLING                                    $5,510.72
   42001834 1/20/04     JIT TERMINALS                                        $20,135.80
   42001835 1/20/04     JONES MOTOR CO INC                                    $3,421.67
   42001836 1/20/04     KAPLAN TRUCKING CO                                      $400.00
   42001837 1/20/04     MASON DIXON LINES  INC                                   $75.00
   42001838 1/20/04     STOCK TRANSPORT                                         $724.00
   42001839 1/20/04     P O NY X INC                                            $300.00
   42001840 1/20/04     SMITH TRUCK SERVICE INC                              $22,282.92
   42001841 1/20/04     WEIR COVE MOVING & STORAGE CO                        $45,364.00
   42001842 1/20/04     BESL TRANSFER CO                                        $775.00
   42001843 1/20/04     PITT OHIO EXPRESS                                       $284.27
   42001844 1/20/04     YELLOW TRANSPORTATION INC                               $144.86
   42001845 1/20/04     ARROW TRUCKING CO                                       $500.00
   42001846 1/20/04     IDDINGS TRUCKING INC                                    $752.63
   42001847 1/20/04     H&F TRUCKING CO                                          $68.17
   42001848 1/20/04     TENNESSEE STEEL HAULERS INC                             $800.00
   42001849 1/20/04     JW STENGER TRUCKING                                  $24,999.19
   42001850 1/20/04     UNIVERSAL AM CAN LTD                                    $500.00
   42001851 1/20/04     TEAM TRANSPORT                                          $870.00
   42001852 1/20/04     GUINNS TRUCKING INC                                   $1,198.05
   42001853 1/20/04     PI&I MOTOR EXPRESS INC                                $2,620.70
   42001854 1/20/04     B&T EXPRESS INC                                         $675.00
   42001855 1/20/04     ABSOLUTE TRANSPORTATION INC                             $152.00
   42001856 1/20/04     STEEL TRANSPORT INC                                     $440.00
   42001857 1/20/04     CARDINAL TRANSPORT INC                                  $950.00
   42001858 1/20/04     D PIERCE TRANSPORTATION INC                           $1,225.00
   42001859 1/20/04     LONG HAUL TRUCKING INC                                   $50.00
   42001860 1/20/04     NORTHERN STEEL TRANSPORT CO                             $180.00
   42001861 1/20/04     B LINE ENTERPRISES INC                                $1,756.61
   42001862 1/20/04     SKELTON MOTOR COMPANY INC                             $3,531.00
   42001863 1/20/04     JARO TRANSPORTATION SERVICES INC                      $2,150.00
   42001864 1/20/04     MARIETTA INDUSTRIAL ENTERPRISE INC                    $3,948.00
   42001865 1/20/04     PACKARD TRANSPORT INC                                   $150.00
   42001866 1/20/04     DONALD C HARMON TRUCKING                                $429.21

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   42001867 1/20/04     OHIO TRANSPORT CORP                                     $250.00
   42001868 1/20/04     SCULLION TRUCKING                                       $356.00
   42001869 1/20/04     MEMCO BARGE LINE INC                                $110,104.00
   42001870 1/20/04     PGT TRUCKING INC                                      $2,516.89
   42001871 1/20/04     MARS TRANSPORTATION INC                                 $200.00
   42001872 1/20/04     EASTERN EXPRESS INC B                                 $1,350.00
   42001873 1/20/04     NOBLE & PITTS INC                                       $500.00
   42001874 1/20/04     EAGLE STEEL PRODUCTS INC                              $2,826.00
   42001875 1/20/04     AETNA FREIGHT LINES INC                                 $703.00
   42001876 1/20/04     FALCON TRANSPORT CO                                   $2,300.43
   42001877 1/20/04     SHIPLEY TRUCKING                                      $1,078.21
   42001878 1/20/04     MARK R LEWIS TRUCKING                                   $750.00
   42001879 1/20/04     JAMERSON BROTHERS TRUCKING CO, INC                      $600.00
   42001880 1/20/04     GIBRALTAR METALS DIVISION                            $38,483.46
   42001881 1/20/04     SCHAEFER STEVEDORING INC                                $357.66
   42001882 1/20/04     INTEGRATED TERMINALS                                 $25,853.80
   42001883 1/20/04     CRST                                                  $2,450.00
   42001884 1/20/04     KWB TRUCKING INC                                         $50.00
   42001885 1/20/04     SUNESIS TRUCKING INC                                    $300.00
   42001886 1/20/04     TODD SHERIDAN TRUCKING INC                              $150.00
   42001887 1/20/04     BALTIMORE PACKAGING                                  $10,800.00
   42001888 1/20/04     WAGNER TRUCKING INC                                   $1,350.00
   42001889 1/20/04     SHANAHAN TRANSPORTATION SYSTEMS INC                     $545.90
   42001890 1/20/04     ALTMAN TRUCKING CO                                    $5,843.04
   42001891 1/20/04     NYE'S TRUCKING LLC                                    $4,549.80
   42001892 1/20/04     WTI TRANSPORT INC                                     $1,550.00
   42001893 1/20/04     M&M DELIVERY LLC                                        $100.00
   42001894 1/20/04     VES TRUCKING LLC                                      $1,350.00
   42001895 1/20/04     PAUL MILLER TRUCKING INC                                $450.00
   42001896 1/20/04     CROSS LOGISTICS INC                                     $300.00
   42001897 1/20/04     COUGARS VALLEY EXPRESS INC                              $600.00
   42001898 1/20/04     C&S TRANSPORT INC                                       $450.00
   42001899 1/20/04     HUGGHINS TRANSPORTATION INC                             $300.00
   42001900 1/20/04     WESTERN EXPRESS INC                                     $400.00
   42001901 1/20/04     MELVIN BURLESON                                       $1,963.77
   42001902 1/22/04     WSC/COMPREHENSIVE LOGISTICS                         $165,988.22
   42001903 1/22/04     ACE DORAN HAULING & RIGGING CO                           $75.00
   42001904 1/22/04     JP GRAHAM TRANSPORT INC                                 $865.48
   42001905 1/22/04     FEDEX                                                   $271.20
   42001906 1/22/04     FRALEY & SCHILLING                                    $5,603.48
   42001907 1/22/04     JIT TERMINALS                                         $2,330.44
   42001908 1/22/04     SMITH TRUCK SERVICE INC                               $3,780.44
   42001909 1/22/04     WEIR COVE MOVING & STORAGE CO                        $55,116.25
   42001910 1/22/04     IDDINGS TRUCKING INC                                    $380.15
   42001911 1/22/04     STRIMBU TRUCKING                                        $100.00
   42001912 1/22/04     BERNER TRUCKING INC                                   $5,207.01
   42001913 1/22/04     PITTSBURGH VERONA & OAKMONT EXPRESS                     $271.92
   42001914 1/22/04     JW STENGER TRUCKING                                   $3,919.04
   42001915 1/22/04     DALLAS & MAVIS SPECIALIZED CARRIER                      $150.00
   42001916 1/22/04     PI&I MOTOR EXPRESS INC                                $7,341.77
   42001917 1/22/04     B&T EXPRESS INC                                         $349.76
   42001918 1/22/04     D PIERCE TRANSPORTATION INC                             $900.00
   42001919 1/22/04     NORTHERN STEEL TRANSPORT CO                             $200.00
   42001920 1/22/04     EASTERN EXPRESS INC B                                   $150.00
   42001921 1/22/04     NOBLE & PITTS INC                                       $100.00
   42001922 1/22/04     AETNA FREIGHT LINES INC                                 $100.00
   42001923 1/22/04     FALCON TRANSPORT CO                                      $80.00
   42001924 1/22/04     SHIPLEY TRUCKING                                        $380.00
   42001925 1/22/04     MARK R LEWIS TRUCKING                                   $150.00
   42001926 1/22/04     JAMERSON BROTHERS TRUCKING CO, INC                      $300.00
   42001927 1/22/04     INTEGRATED TERMINALS                                  $4,303.38
   42001928 1/22/04     CRST                                                  $1,322.39
   42001929 1/22/04     KWB TRUCKING INC                                         $50.00
   42001930 1/22/04     HENDERSON RIVERPORT                                   $1,226.03
   42001931 1/22/04     VES TRUCKING LLC                                        $750.00
   42001932 1/22/04     C&S TRANSPORT INC                                       $350.00
   42001933 1/27/04     WSC/COMPREHENSIVE LOGISTICS                         $554,812.81
   42001934 1/27/04     WEIR COVE MOVING & STORAGE CO                        $24,841.00
   42001935 1/27/04     JW STENGER TRUCKING                                  $30,505.86
   42001936 1/29/04     SMITH TRUCK SERVICE INC                              $27,987.10

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


   42001937 1/29/04     WSC/COMPREHENSIVE LOGISTICS                         $158,860.54
   42001938 1/29/04     AETNA FREIGHT LINES INC                               $1,416.91
   42001939 1/29/04     ACE DORAN HAULING & RIGGING CO                          $450.00
   42001940 1/29/04     JP GRAHAM TRANSPORT INC                               $1,188.73
   42001941 1/29/04     FEDEX                                                   $436.34
   42001942 1/29/04     FRALEY & SCHILLING                                    $1,789.25
   42001943 1/29/04     JIT TERMINAL INCORPORATED                            $15,432.78
   42001944 1/29/04     JONES MOTOR CO INC                                    $3,722.14
   42001945 1/29/04     KAPLAN TRUCKING CO                                      $100.00
   42001946 1/29/04     MASON DIXON LINES  INC                                  $292.00
   42001947 1/29/04     UNITED PARCEL SERVICE                                     $1.30
   42001948 1/29/04     WEIR COVE MOVING & STORAGE CO                        $37,704.00
   42001949 1/29/04     ANSTROM CARTAGE CO                                      $525.00
   42001950 1/29/04     HONE & SONS TRUCKING INC                                $300.00
   42001951 1/29/04     BESL TRANSFER CO                                        $150.00
   42001952 1/29/04     PITT OHIO EXPRESS                                        $68.02
   42001953 1/29/04     IDDINGS TRUCKING INC                                  $1,156.75
   42001954 1/29/04     BERNER TRUCKING INC                                   $3,015.24
   42001955 1/29/04     PITTSBURGH VERONA & OAKMONT EXPRESS                   $3,443.00
   42001956 1/29/04     WERNER ENTERPRISES INC                                  $887.04
   42001957 1/29/04     JW STENGER TRUCKING                                  $28,870.92
   42001958 1/29/04     DALLAS & MAVIS SPECIALIZED CARRIER                      $150.00
   42001959 1/29/04     UNIVERSAL AM CAN LTD                                    $150.00
   42001960 1/29/04     GUINNS TRUCKING INC                                     $951.43
   42001961 1/29/04     DELTA TRANSPORTATION INC                                $150.00
   42001962 1/29/04     PI&I MOTOR EXPRESS INC                                $3,759.61
   42001963 1/29/04     B&T EXPRESS INC                                          $75.00
   42001964 1/29/04     LANDSTAR RANGER INC                                     $650.00
   42001965 1/29/04     ABSOLUTE TRANSPORTATION INC                              $79.12
   42001966 1/29/04     CARDINAL TRANSPORT INC                                  $500.00
   42001967 1/29/04     D PIERCE TRANSPORTATION INC                           $1,600.00
   42001968 1/29/04     PACKARD TRANSPORT INC                                   $150.00
   42001969 1/29/04     DONALD C HARMON TRUCKING                                $889.58
   42001970 1/29/04     MEMCO BARGE LINE INC                                 $70,862.00
   42001971 1/29/04     PGT TRUCKING INC                                        $530.48
   42001972 1/29/04     MARS TRANSPORTATION INC                                 $300.00
   42001973 1/29/04     EASTERN EXPRESS INC B                                   $650.00
   42001974 1/29/04     TRUX TRANSPORTATION INC                                 $150.00
   42001975 1/29/04     NOBLE & PITTS INC                                       $150.00
   42001976 1/29/04     FALCON TRANSPORT CO                                   $2,599.10
   42001977 1/29/04     MARK R LEWIS TRUCKING                                   $150.00
   42001978 1/29/04     INTEGRATED TERMINALS                                    $855.71
   42001979 1/29/04     CRST                                                  $2,735.00
   42001980 1/29/04     KWB TRUCKING INC                                        $550.00
   42001981 1/29/04     TODD SHERIDAN TRUCKING INC                              $100.00
   42001982 1/29/04     GLOBAL MATERIAL SERVICES                             $10,690.31
   42001983 1/29/04     BALTIMORE PACKAGING                                   $5,400.00
   42001984 1/29/04     WAGNER TRUCKING INC                                     $450.00
   42001985 1/29/04     ALTMAN TRUCKING CO                                    $1,102.08
   42001986 1/29/04     WTI TRANSPORT INC                                       $200.00
   42001987 1/29/04     M&M DELIVERY LLC                                        $300.00
   42001988 1/29/04     PAUL MILLER TRUCKING INC                                $575.00
   42001989 1/29/04     CROSS LOGISTICS INC                                     $175.00
   42001990 1/29/04     C&S TRANSPORT INC                                       $300.00
   42001991 1/29/04     HUGGHINS TRANSPORTATION INC                           $1,050.00
   42001992 1/29/04     WESTERN EXPRESS INC                                     $150.00
   42001993 1/29/04     ALL TRANS                                               $239.18
                                                                         --------------
                                                                         $21,901,000.14
                                                                         ==============


DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


                                EXHIBIT: MOR CD-1

Detail of Cash/Check Disbursements:

MONTH OF JANUARY 2004 - WIRES AND ACH'S

DISBURSEMENTS TO PAYROLL ACCOUNTS:
----------------------------------
SW Credit Union - Salary - S&A                            394,267.93
SW Credit Union - Hourly                                2,679,366.03
United National - Sub                                              -
Strip Steel C U                                           293,882.00
SW Credit Union                                           873,268.24
Tin Mill C U                                              219,083.71
Fidelity 401k                                             553,324.45
Fleet ACH- Hourly                                       3,606,588.24
Fleet ACH - Salary                                      1,549,527.34
Fleet ACH - Pension                                     3,428,086.75
Less Pension transfer from PBGC                        (3,428,086.75)
                                                    ----------------
TOTAL DISBURSEMENTS TO PAYROLL ACCOUNTS                10,169,307.94
                                                    ================

DISBURSEMENTS FOR PAYROLL TAXES:
--------------------------------
Federal Payroll Tax                                     4,407,181.74
Ohio State Tax                                            151,117.08
Pennsylvania State Tax                                     31,465.33
West Viriginia State Payroll Tax
Less Pension transfer from Mellon                      (1,132,672.20)
                                                    ----------------
TOTAL DISBURSEMENTS FOR PAYROLL TAXES                   3,457,091.95
                                                    ================

DISBURSMENTS TO VENDORS/CREDITORS:
Acordia                                                   560,143.24
Affival                                                    36,631.65
Allegheny Power                                         2,775,535.91
Alliance Energy                                        10,464,342.21
Amalgamet                                                 337,249.63
Blue Cross/Blue Shield                                  3,954,428.59
BSI Commodities                                           360,929.33
Carmeuse                                                  384,887.34
Cleveland Cliffs                                        5,608,005.01
Columbia Gas Transmission                                 219,464.25
Connell LP                                                 32,967.00
Considar                                                   20,945.15
Crowley Maritime                                           89,870.00
Drisven Trading Limited                                 4,504,574.00
Equitable Energy                                          146,029.35
Eramet                                                    114,908.43
Erie Coke                                                 388,935.30
ESM                                                       319,286.81
Fleet - Bank Charges                                        9,942.88
Gap                                                       139,400.00
Global Gauge                                               10,800.00
Herman Strauss                                         10,570,332.93

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04


Horizon Lines                                              10,500.00
International Investment Group                             25,000.00
Kinder Morgan                                              58,438.95
Koppers                                                   792,146.90
Mabco Steam Co., LLC                                    1,242,565.50
Metal Management                                          615,644.04
Metallurgica                                               97,404.73
Minteq                                                    341,063.18
Mississippi Lime                                          144,045.28
Morris Andersen & Associates                               95,769.26
New Concepts                                              708,543.18
Noranda                                                   114,852.00
Norfolk - Southern ACH                                  2,621,970.50
Panalpina                                                  29,779.61
Pasminco                                                   43,240.00
PCS                                                     1,339,302.10
Phoenixx International (Tin)                              136,729.13
Pitney Bowes                                               10,000.00
Prudential Insurance                                      465,815.82
Qtrly Federal Excise Tax (22972)                            2,307.70
Reed Smith LLP                                            144,596.84
Reliance Standard Life Ins                                 23,943.41
Rochester Aluminum                                        172,396.47
Schwartz (Op.Disb.)                                        14,842.00
Swanson Group, LTD                                        539,892.41
Titan Steel                                                10,704.26
Transcor                                                  597,864.34
United Concordia                                           82,888.49
Univar                                                     27,814.92
US Steel                                                7,764,636.00
Vesuvius Americas                                         838,366.14
W Va. State Tax - Excise Tax (22971)                       39,664.66
W Va. State Tax - Use Tax (22970)                          11,860.90
Wabash Alloys                                             131,304.95
Weirton Escrow                                            250,000.00
                                                    ----------------
TOTAL DISBURSMENTS TO VENDORS/CREDITORS                60,595,502.68
                                                    ================

PAID FROM REVOLVER
Fleet Capital Corporation                                 714,479.15
Manchester Securities Corporation                         374,652.64
Morris Andersen & Associates                               95,769.26
                                                    ----------------
                                                        1,184,901.05
                                                    ================


DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 1/31/04




                               EXHIBIT: MOR BT-A1



                                 BANK STATEMENTS